                                   23(d)(41)

 Investing Agreements on behalf of Transamerica Foxhall Global Conservative VP,
   Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon
   Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and
              Income VP and Transamerica Hanlon Managed Income VP

                             PARTICIPATION AGREEMENT

     THIS AGREEMENT, dated as of May 1, 2009, among Transamerica Series Trust, a Delaware Statutory Trust organized under the laws of Delaware, on behalf of itself or its separate series listed on Schedule A, severally and not jointly (each, an "INVESTING FUND"), iShares Trust, a business trust organized under the laws of the State of Delaware, and iShares, Inc., a corporation organized under the laws of the State of Maryland, each on behalf of its respective iShares series, severally and not jointly (each an "ISHARES FUND" and collectively the "ISHARES FUNDS").

     WHEREAS, each Investing Fund and the iShares Funds are registered with the U.S. Securities and Exchange Commission ("SEC") as open-end management investment companies under the Investment Company Act of 1940 (the "1940 ACT");

     WHEREAS, section 12(d)(1)(A) and (B) of the 1940 Act limits the ability of an investment company to invest in shares of another investment company, and therefore limits the ability of an Investing Fund to invest in shares of an iShares Fund;

     WHEREAS, iShares Trust and iShares, Inc., on behalf of each iShares Fund, have obtained an order from the SEC dated April 15, 2003 (the "ISHARES ORDER"), that permits registered investment companies to invest in the iShares Funds in excess of the limits set forth in section 12(d)(1)(A) and (B) in accordance with the conditions of the iShares Order and the representations in the application filed to obtain the iShares Order (the "ISHARES APPLICATION"); and

     WHEREAS, the Investing Fund may, from time to time, invest in shares of one or more iShares Funds in excess of the limitations of section 12(d)(1)(A) and
(B) in reliance on the iShares Order;

     NOW THEREFORE, in consideration of the potential benefits to the Investing Fund and the iShares Funds arising out of the Investing Fund's investment in iShares Funds, the parties agree as follows.

     1. Representations and Obligations of the iShares Funds.

     (a) The iShares Funds have provided to the Investing Fund a copy of the iShares Order and the related SEC Notice of Application for the iShares Order (attached hereto as Schedule B). The iShares Funds will promptly provide each Investing Fund with (i) a copy of any amendments to the iShares Order and (ii) a copy of the iShares Application.

     (b) In connection with any investment by an Investing Fund in an iShares Fund, such iShares Fund agrees (i) to comply with the terms and conditions of the iShares Order and this Agreement and (ii) to promptly notify the Investing Fund if such iShares Fund fails to comply with the terms and conditions of the iShares Order or this Agreement.

     (c) iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI") and BGI has licensed the trademark to the iShares Funds.

     2. Representations and Obligations of the Investing Funds.

     (a) Pursuant to Condition 9 of the iShares Order, each Investing Fund represents that the board of directors/trustees of such Investing Fund and such Investing Fund's advisor understand the terms and conditions of the iShares Order and that each agrees to fulfill its responsibilities under the iShares Order.

     (b) Pursuant to Condition 9 of the iShares Order, each Investing Fund will promptly notify the iShares Funds in writing at the time of any investment by such Investing Fund in an iShares Fund in excess of the 3% limit in Section 12(d)(1)(A)(i). Upon such investment, such Investing Fund shall also provide to the iShares Funds in writing a list of the names of each Investing Fund Affiliate and Underwriting Affiliate (as such terms are defined in the iShares Order) and shall promptly notify the iShares Funds of any changes to such list.

     (c) Each Investing Fund will promptly notify the iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes such Investing Fund to hold (i) 5% or more of such iShares Fund's total outstanding voting securities or (ii) 10% or more of such iShares Fund's total outstanding voting securities.

     (d) Any Investing Fund that exceeds either the 5% or the 10% limitation in Sections 12(d)(1)(A)(ii) or (iii) will, as required by the iShares Application, disclose in its prospectus in "plain English":

     (1) That it may invest in exchange-traded funds; and

     (2) The unique characteristics of the Investing Fund investing in exchange-traded funds, including but not limited to the basic expense structure and additional expenses, if any, of investing in exchange-traded funds.

     (e) Each Investing Fund: (i) acknowledges that it has received a copy of the iShares Order and the related SEC Notice of Application for the iShares Order; (ii) agrees to adhere to the terms and conditions of the iShares Order and this Agreement and to participate in the proposed transactions in a manner that addresses the concerns underlying the iShares Order; (iii) represents that investments in the iShares Funds will be accomplished in compliance with its investment restrictions and will be consistent with the investment policies set forth in its registration statement; (iv) acknowledges that it may rely on the iShares Order only to invest in iShares Funds and not in any other investment company; and (v) agrees to promptly notify the iShares Funds if it fails to comply with the iShares Order or this Agreement.

     3. Indemnification.

     Each Investing Fund agrees to hold harmless and indemnify the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions ("CLAIMS") asserted against the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by such Investing Fund of any provision of this Agreement or (ii) a violation or alleged violation by such Investing Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

     The iShares Funds agree to hold harmless and indemnify an Investing Fund, including any of its directors or trustees, officers, employees and agents, against and from any Claims asserted against the Investing Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the iShares Fund of any provision of this Agreement or (ii) a violation or alleged violation by the iShares Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no iShares Fund shall be liable for indemnifying any Investing Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Investing Fund to such iShares Fund pursuant to terms and conditions of the iShares Order or this Agreement.

     4. Materials.

     To the extent an Investing Fund refers to one or more iShares Funds in any prospectus, statement of additional information or otherwise, each Investing Fund agrees to:

     (a) Refer to such iShares Fund as, for example, the "iShares (R) [Index] Fund"; and

     (b) Include the following notice within reasonable proximity to the reference to such iShares Fund:

     iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in Transamerica Series Trust, on behalf of itself or its separate series listed on Schedule A.

     5. Notices.

     All notices, including all information that either party is required to provide under the terms of this Agreement and the terms and conditions of the iShares Order, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below (which address may be changed from time to time by notice to the other party).

     If to the Investing Fund:

          Transamerica Series Trust
          570 Carillon Parkway
          St. Petersburg, FL  33716
          Attention:  Dennis Gallagher
          Fax No.: 727-299-1832

          Phone No.: 727-299-1800

     If to the iShares Funds:

          Todd Kress
          U.S. Intermediary Investors Business
          Barclays Global Investors, N.A.
          400 Howard Street
          San Francisco, CA 94105
          Fax: (415) 618-5316
          Email: todd.kress@barclaysglobal.com

     With a copy to:

          U.S. Legal Group
          Attn: General Counsel
          Barclays Global Investors, N.A.
          400 Howard Street
          San Francisco, CA 94105
          Fax: (415)597-2753
          Email: kevin.smith2@barclaysglobal.com

          U.S. Compliance Group
          Attn: Jeanette Smith
          Barclays Global Investors, N.A.
          400 Howard Street
          San Francisco, CA 94105
          Fax: (415) 618-1097
          Email: bgi40Actcompliance@barclaysglobal.com

     6. Termination; Governing Law.

     (a) This Agreement will continue until terminated in writing by either party upon 60 days' notice to the other party, provided, however, that the obligation of an Investing Fund in Section 2(d) above shall survive the termination of this Agreement. This Agreement may not be assigned by either party without the prior written consent of the other.

     (b) This Agreement will be governed by Delaware law without regard to choice of law principles.

     (c) In any action involving the iShares Funds under this Agreement, each Investing Fund agrees to look solely to the individual iShares Fund(s) that is/are involved in the matter in controversy and not to any other series of iShares Trust or iShares, Inc

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A

                                        NAME OF INVESTING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer

ISHARES, INC., on behalf of each of its series


By: /s/ Michael Latham
    ---------------------------------
Name: Michael Latham
Title: President

ISHARES TRUST, on behalf of each of its series


By: /s/ Michael Latham
    ---------------------------------
Name: Michael Latham
Title: President

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                            PURCHASING FUND AGREEMENT

     This Purchasing Fund Agreement (the "Agreement") is made as of the date set forth below between the Claymore Exchange-Traded Fund Trust and the Claymore Exchange-Traded Fund Trust 2 (each a "Trust" and collectively, the "Trusts") and Transamerica Series Trust, on behalf of itself or its separate series listed on Schedule A (the "Purchasing Fund").

     WHEREAS, Section 12(d)(1)(A) ("Section 12(d)(1)(A)") of the Investment Company Act of 1940, as amended (the "1940 Act"), limits investment by an investment company, as defined in the 1940 Act, and affiliates of such company, in any other investment company that is registered under the 1940 Act; and

     WHEREAS, each Trust is an investment company registered as such under the 1940 Act; and is organized as a series fund with multiple separate series (each such series a "Fund" and collectively the "Funds"); and

     WHEREAS, the Purchasing Fund is a registered investment company or otherwise meets the definition of "investment company" under the 1940 Act; and

     WHEREAS, the Securities and Exchange Commission (the "Commission") has granted an order (Rel. No. IC-27483, September 18, 2006) exempting the Trusts and certain investment companies investing in the Trusts from the limits of
Section 12(d)(1)(A) (such order and the application therefor together, the "Order"); and

     WHEREAS, in reliance on the Order, the Purchasing Fund may acquire shares in the Funds ("Shares") in excess of the limits imposed by Section 12(d)(1)(A); and

     WHEREAS, pursuant to the conditions set forth in the Order, each Purchasing Fund must enter into a written agreement with the Trusts prior to acquiring Shares in excess of the limits imposed by Section 12(d)(1)(A);

     NOW, THEREFORE, each Trust and the Purchasing Fund agree as follows:

     1. Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Order.

     2. The members of the Purchasing Fund's Advisor Group will not control (individually or in the aggregate) a Fund within the meaning of Section 2(a)(9) of the 1940 Act. The members of a Purchasing Fund Sub-Advisory Group will not control (individually or in the aggregate) a Fund within the meaning of Section 2(a)(9) of the 1940 Act. If, as a result of a decrease of the outstanding voting securities of a Fund, the Purchasing Fund's Advisor Group or the Purchasing Fund's Sub-Advisory Group, each in the aggregate, becomes a holder of more than 25 percent of the outstanding Fund Shares of a Fund, it will vote its shares of the Fund in the same proportion as the vote of all other holders of the Fund's Shares. This condition does not apply to the Purchasing Fund's Sub-Advisory Group with respect to a Fund for which the Purchasing Fund's Sub-Adviser or a person controlling, controlled by, or under common control with the Purchasing Fund's Sub-Adviser acts as the investment adviser within the meaning of Section 2(a)(20)(A) of the 1940 Act (in the case of an Open-end Fund) or as the sponsor (in the case of a UIT Fund).

     For purposes of this Agreement, a "Purchasing Fund's Advisory Group" is defined as the Purchasing Fund Adviser, or Sponsor, any person controlling, controlled by, or under common control with such Adviser or Sponsor, and any investment company or issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act that is advised by the Purchasing Fund Adviser or sponsored by the Sponsor, or any person controlling, controlled by, or under common control with such Adviser or Sponsor. For purposes of this Application, a "Purchasing Fund's Sub-Advisory Group" is defined as any Purchasing Fund Sub-Adviser, any person controlling, controlled by, or under common control with the Sub-Adviser, and any investment company or issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by the Sub-Adviser or any person controlling, controlled by or under common control with the Sub-Adviser. The provision does not apply to the Purchasing Fund Sub-Advisory Group with respect to a Fund for which the Purchasing Fund Sub-Adviser or a person controlling, controlled by, or under common control with the Purchasing Fund Sub-Adviser acts as the investment adviser within the meaning of Section 2(a)(20)(A) of the 1940Act (in the case of an Open-end Fund) or as the sponsor (in the case of a UIT
     Fund).

     3. The Purchasing Fund or Purchasing Fund Affiliate will not cause any existing or potential investment by the Purchasing Fund in a Fund to influence the terms of any services or transactions between the Purchasing Fund or Purchasing Fund Affiliate and the Fund or Fund Affiliate.

     "Fund Affiliate" is defined as an investment adviser, promoter, sponsor and principal underwriter of a Fund and any person controlling, controlled by or under common control with any of these entities. "Purchasing Fund Affiliate" is defined as the Purchasing Fund Adviser, Purchasing Fund Sub-Adviser, Sponsor, promoter and principal underwriter of a Purchasing Fund, and any person controlling, controlled by or under common control with any of these entities.

     4. If the Purchasing Fund is a management company, as defined in Section 4 of the 1940 Act (a "Purchasing Management Company"), before the Purchasing Fund relies on the Order, the board of directors or trustees of a Purchasing Management Company, including a majority of the disinterested directors or trustees, will adopt procedures reasonably designed to assure that the Purchasing Fund Adviser and any Purchasing Fund Sub-Adviser are conducting the investment program of the Purchasing Management Company without taking into account any consideration received by the Purchasing Management Company or a Purchasing Fund Affiliate from a Fund or Fund Affiliate in connection with any services or transactions. Proper evidence of such approval, including but not limited to, certified resolutions of the Board as to the foregoing approval, shall be provided to each Trust upon request.

     5. The Purchasing Fund or Purchasing Fund Affiliate will not cause a Fund to purchase a security in any Affiliated Underwriting, except to the extent that it is acting in its capacity as investment adviser to an Open-end Fund or sponsor to a UIT Fund. Nothing in this Agreement, however, shall limit the authority of each Trust to accept and satisfy in-kind creation orders and redemption requests from a Purchasing Fund or an Underwriting Affiliate that is also an Authorized Participant in the ordinary course of business.

     For purposes of this Agreement, an "Underwriting Affiliate" is a principal underwriter in any underwriting or selling syndicate that is an officer, director, member of an advisory board, Purchasing Fund Adviser, Purchasing Fund Sub-Adviser, employee or Sponsor of the Purchasing Fund, or a person of which any such officer, director, member of an advisory board, Purchasing Fund Adviser or Purchasing Fund Sub-Adviser, employee or Sponsor is an affiliated person. An Underwriting Affiliate does not include any person whose relationship to the Fund is covered by Section 10(f) of the 1940 Act. Also, an offering of securities during the existence of an underwriting or selling syndicate of which a principal underwriter is an Underwriting Affiliate is an "Affiliated Underwriting."

     6. The Purchasing Fund will not acquire Shares in excess of the limits of
Section 12(d)(1)(A) unless and until the Purchasing Fund and the Trusts have executed this Agreement and complied with the terms and conditions hereof. At the time of its investment in Shares of a Fund in excess of the limit in Section 12(d)(1)(A)(i), a Purchasing Fund will notify the applicable Trust of the investment. At such time, the Purchasing Fund will also transmit to such Trust a list of the names of each Purchasing Fund Affiliate and Underwriting Affiliate. The Purchasing Fund will notify the Trust of any changes to the list of names as soon as reasonably practicable after the change occurs.

     7. The Purchasing Fund and each Trust agree that each shall preserve a copy of this Agreement, the list of Purchasing Fund Affiliates and Underwriting Affiliates with any updated information and a copy of the Order for the duration of the investment and for a period of not less than six (6) years thereafter, the first two years shall be maintained by the Purchasing Fund and the Trusts in an easily accessible place.

     8. The Purchasing Fund represents and warrants to the Trusts that the Purchasing Fund's board of directors or trustees, investment adviser or sponsor, and trustee, as applicable, have received a copy of and have read and understand the terms and conditions of the Order, and agree to fulfill their responsibilities under the Order. The Purchasing Fund further represents and warrants to the Trusts that the foregoing persons understand that the Order pertains only to investments in the Trusts and not to investments in any other investment company. The Purchasing Fund understands that this Agreement is entered into in furtherance of, and pursuant to, the Order, and agrees that this Agreement shall be interpreted consistently therewith.

     Once an investment by a Purchasing Fund in the securities of a Fund exceeds the limits of Section 12(d)(1)(A)(i) of the 1940 Act, the Board of an Open-end Fund, including a majority of the disinterested Board members, will determine that any consideration paid by the Open-end Fund to a Purchasing Fund or Purchasing Fund Affiliate in connection with any services or transactions (i) is fair and reasonable in relation to the nature and quality of the services and benefits received by the Fund; (ii) is within the range of consideration that the Open-end Fund would be required to pay to another unaffiliated entity in connection with the same services or transactions; and (iii) does not involve overreaching on the part of any person concerned. This provision does not apply with respect to any services or transactions between an Open-end Fund and its investment adviser(s) or any person controlling, controlled by, or under common control with such investment adviser(s).

     9. The Purchasing Fund agrees that it has sole responsibility under the Order and this Agreement to monitor the limits of Section 12(d)(1)(A) as they pertain to its acquisition of Shares.

     10. The Purchasing Fund represents and warrants to the Trusts that, if it is a Management Company, its investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or is exempt from such registration.

     11. The Purchasing Fund represents and warrants to the Trusts that, if it purchases Creation Units directly from the Trusts, it will do so only in compliance with the Purchasing Fund's investment restrictions and only if so doing is consistent with the investment policies set forth in the Purchasing Fund's registration statement under the Securities Act of 1933.

     12. The Purchasing Fund Adviser, Trustee or Sponsor as applicable, will waive fees otherwise payable to it by the Purchasing Fund or Purchasing Trust, as applicable, in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an Open-end Fund under Rule 12b-1 under the 1940 Act) received from a Fund by the Purchasing Fund Adviser, Trustee or Sponsor, or an affiliated person of the Purchasing Fund Adviser, Trustee or Sponsor, other than any advisory fees paid to the Purchasing Fund Adviser, Trustee, or Sponsor or its affiliated person by an Open-end Fund, in connection with the investment by the Purchasing Fund, in the Fund. Any Purchasing Fund Sub-Adviser will waive fees otherwise payable to the Purchasing Fund Sub-Adviser, directly or indirectly, by the Purchasing Management Company in an amount at least equal to any compensation received by the Purchasing Fund Sub-Adviser, or an affiliated person of the Purchasing Fund Sub-Adviser, other than any advisory fees paid to the Purchasing Fund Sub-Adviser or its affiliated person by an Open-end Fund, in connection with any investment by the Purchasing Management Company in a Fund made at the direction of the Purchasing Fund Sub-Adviser. In the event that the Purchasing Fund Sub-Adviser waives fees, the benefit of the waiver will be passed through to the Purchasing Management Company.

     13. The Purchasing Fund represents and warrants to the Trusts that it understands and complies with the National Association of Securities Dealers, Inc. Conduct Rule 2830 and that any sales charge and/or service fees (other than customary brokerage fees) charged with respect to shares in the Purchasing Fund will not exceed the limits applicable to a fund of funds as set forth in that rule.

     14. If it is acquiring Shares in excess of either (i) the 5% limit of
Section 12(d)(1)(A)(ii) of the 1940 Act or (ii) the 10% limit of Section 12(d)(1)(A)(iii) of the 1940 Act, the Purchasing Fund represents and warrants to the Trusts, and agrees, that its prospectus will disclose in "plain English" the fact that it does or may invest in exchange-traded funds such as the Trusts, the unique characteristics of a fund that invests in Funds, and the expenses of so doing.

     15. Before approving any advisory contract under Section 15 of the 1940 Act, the board of directors or trustees of each Purchasing Management Company, including a majority of the disinterested directors or trustees, will find that the advisory fees charged under such advisory contract are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory contract(s) of any Open-end Fund in which the Purchasing Management Company may invest. These findings and their basis will be recorded fully in the minute books of the appropriate Purchasing Management Company.

     16. Any of the provisions of this Agreement notwithstanding, the Purchasing Fund represents and warrants to the Trusts that it operates, and will continue to operate, in compliance with the 1940 Act, and the Commission's rules and regulations thereunder. The Purchasing Fund agrees that each Trust is entitled to rely on the representations contained in this Agreement and that each Trust has no independent duty to monitor the Purchasing Fund's compliance with this Agreement, the Order, the 1940 Act, or the Commission's rules and regulations thereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of May, 2009.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A

                                        NAME OF PURCHASING FUND

                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer

ACCEPTED:

CLAYMORE EXCHANGE-TRADED FUND TRUST


By: /s/ William H. Belden III
    ---------------------------------
Name: William H. Belden III
Title: Vice President

ACCEPTED:

CLAYMORE EXCHANGE-TRADED FUND TRUST 2


By: /s/ William H. Belden III
    ---------------------------------
Name: William H. Belden III
Title: Vice President

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                     POWERSHARES EXCHANGE-TRADED FUND TRUST

                            PURCHASING FUND AGREEMENT

     This Purchasing Fund Agreement (the "Agreement") is made as of the date set forth below between the PowerShares Exchange-Traded Fund Trust (the "Trust") and Transamerica Series Trust, on behalf of itself or its separate series listed on Schedule A (the "Purchasing Fund").

     WHEREAS, Section 12(d)(1)(A) ("Section 12(d)(1)(A)") of the Investment Company Act of 1940, as amended (the "1940 Act"), limits investment by an investment company, as defined in the 1940 Act, and affiliates of such company, in any other investment company that is registered under the 1940 Act; and

     WHEREAS, the Trust is an investment company registered as such under the 1940 Act; and is organized as a series fund with multiple separate series (each such series an "ETF" and collectively the "ETFs"); and

     WHEREAS, the Purchasing Fund is a registered investment company or otherwise meets the definition of "investment company" under the 1940 Act; and

     WHEREAS, the Securities and Exchange Commission (the "Commission") has granted an order (Rel. No. 1C-27743) exempting the Trust and certain investment companies investing in the Trust from the limits of Section 12(d)(1)(A) (such order and the application therefor together, the "Order"); and

     WHEREAS, in reliance on the Order, the Purchasing Fund may acquire shares in the ETFs ("Shares") in excess of the limits imposed by Section 12(d)(1)(A); and

     WHEREAS, pursuant to the conditions set forth in the Order, each Purchasing Fund must enter into a written agreement with the Trust prior to acquiring Shares in excess of the limits imposed by Section 12(d)(1)(A);

     NOW, THEREFORE, the Trust and the Purchasing Fund agree as follows:

     17. Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Order.

     18. The members of the Purchasing Fund Adviser Group will not control (individually or in the aggregate) an ETF within the meaning of Section 2(a)(9) of the 1940 Act. The members of a Purchasing Fund Sub-adviser Group will not control (individually or in the aggregate) an ETF within the meaning of Section 2(a)(9) of the 1940 Act. If, as a result of a decrease in the outstanding voting securities of an ETF, the Purchasing Fund Adviser Group or the Purchasing Fund Sub-adviser Group, each in the aggregate, becomes a holder of more than 25 percent of the outstanding voting securities of an ETF, it will vote its shares of the ETF in the same proportion as the vote of all other holders of the ETF's shares. This condition does not apply to the Purchasing Fund Sub-adviser Group with respect to an ETF for which the Purchasing Fund Sub-adviser or a person controlling, controlled by, or under common control with the Purchasing Fund Sub-adviser acts as the investment adviser within the meaning of Section 2(a)(20)(A) of the 1940 Act (in the case of an open-end exchange-traded fund) or as the sponsor (in the case of a UIT ETF).

     For purposes of this Agreement, the "Purchasing Fund Adviser Group" consists of the Purchasing Fund investment adviser or manager, sponsor, and/or depositor, as applicable, and any person controlling, controlled by, or under common control with the Purchasing Fund's investment adviser or manager, sponsor and/or depositor, and any investment company or any issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act that is advised by the Purchasing Fund's adviser or manager or sponsored by the Purchasing Fund's sponsor and/or depositor, or any person controlling, controlled by, or under common control with the Purchasing Fund's investment adviser or manager, sponsor, and/or depositor, as applicable. For purposes of this Agreement, a "Purchasing Fund Sub-adviser Group" consists of any sub-adviser to such Purchasing Fund, any person controlling, controlled by, or under common control with such sub-adviser, and any investment company or issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by such sub-adviser or any person controlling, controlled by or under common control with such sub-adviser.

     19. The Purchasing Fund Adviser, or Trustee or Sponsor of the Purchasing Fund, will waive fees otherwise payable to it by the Purchasing Fund in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an ETF under Rule 12b-1 under the 1940 Act) received from an ETF by the Purchasing Fund Adviser, Trustee or Sponsor, or an affiliated person of the Purchasing Fund Adviser, Trustee or Sponsor, other than any advisory fees paid to the Purchasing Fund Adviser, Trustee, or Sponsor or its affiliated person by the ETF, in connection with the investment by the Purchasing Fund in the ETF. Any Purchasing Fund Sub-adviser will waive fees otherwise payable to the Purchasing Fund Sub-adviser, directly or indirectly, by the Purchasing Fund in an amount at least equal to any compensation received from an ETF by the Purchasing Fund Sub-adviser, or an affiliated person of the Purchasing Fund Sub-adviser, other than any advisory fees paid to the Purchasing Fund Sub-adviser or its affiliated person by the ETF, in connection with any investment by the Purchasing Fund in the ETF made at the direction of the Purchasing Fund Sub-adviser. In the event that the Purchasing Fund Sub-adviser waives fees, the benefit of the waiver will be passed through to the Purchasing Fund.

     20. Before approving any advisory contract under Section 15 of the 1940 Act, the board of directors or trustees of the Purchasing Fund, including a majority of the disinterested directors or trustees, will find that the advisory fees charged under such advisory contract are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory contract(s) of an ETF in which the Purchasing Fund may invest. These findings and their basis will be recorded fully in the minute books of the Purchasing Fund.

     21. The Purchasing Fund or any Purchasing Fund Affiliate will not cause any existing or potential investment by the Purchasing Fund in an ETF to influence the terms of any services or transactions between the Purchasing Fund or Purchasing Fund Affiliate and the ETF or ETF Affiliate.

     For purposes of this Agreement, the term "Purchasing Fund Affiliate" includes an investment adviser, sub-adviser, sponsor, promoter, and principal underwriter of a Purchasing Fund, and any person controlling, controlled by, or under common control with any of those entities within the meaning of Section 2(a)(9) of the 1940 Act.

     22. If the Purchasing Fund is a management company, as defined in Section 4 of the 1940 Act (a "Management Company"), before the Purchasing Fund relies on the Order, the board of directors or trustees of the Purchasing Fund, including a majority of the disinterested directors or trustees, will adopt procedures reasonably designed to assure that the Purchasing Fund Adviser and any Purchasing Fund Sub-adviser are conducting the investment program of the Purchasing Fund without taking into account any consideration received by the Purchasing Fund or a Purchasing Fund Affiliate from an ETF or an affiliate of an ETF in connection with any services or transactions. Proper evidence of such approval, including but not limited to, certified resolutions of the Board as to the foregoing approval, shall be provided to the Trust upon request.

     23. No Purchasing Fund or Purchasing Fund Affiliate will cause an ETF to purchase a security in any Affiliated Underwriting, except to the extent that it is acting in its capacity as an investment adviser to the Trust. Nothing in this Agreement, however, shall limit the authority of the Trust to accept and satisfy in-kind creation orders and redemption requests from a Purchasing Fund or an Underwriting Affiliate that is also an Authorized Participant in the ordinary course of business.

     For purposes of this Agreement, the term "Affiliated Underwriting" means an offering of Securities during the existence of an underwriting or selling syndicate of which a principal underwriter is an Underwriting Affiliate. For purposes of this Agreement, the term "Underwriting Affiliate" means a principal underwriter in any underwriting or selling syndicate that is an officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor of the Purchasing Fund, or a person of which any such officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor is an affiliated person. An Underwriting Affiliate does not include any person whose relationship to the Trust is covered by Section 10(f) of the 1940 Act.

     24. The Purchasing Fund will not acquire Shares in excess of the limits of
Section 12(d)(1)(A) unless and until the Purchasing Fund and the Trust have executed this Agreement and complied with the terms and conditions hereof. At the time of its investment in Shares of an ETF in excess of the limit in Section 12(d)(1)(A)(i), the Purchasing Fund will notify the Trust of the investment. At such time, the Purchasing Fund will also transmit to the Trust a list of the names of each Purchasing Fund Affiliate and Underwriting Affiliate. The Purchasing Fund will notify the Trust of any changes to the list of names as soon as reasonably practicable after the change occurs.

     25. The Purchasing Fund represents and warrants to the Trust that the Purchasing Fund's board of directors or trustees, trustee, investment adviser or manager, sponsor, and/or depositor, as applicable, have received a copy of and have read and understand the terms and conditions of the Order, and agree to fulfill their responsibilities under the Order. The Purchasing Fund further represents and warrants to the Trust that the foregoing persons understand that the Order pertains only to investments in the Trust and not to investments in any other investment company. The Purchasing Fund understands that this Agreement is entered into in furtherance of, and pursuant to, the Order, and agrees that this Agreement shall be interpreted consistently therewith.

     26. The Purchasing Fund agrees that it has sole responsibility under the Order and this Agreement to monitor the limits of Section 12(d)(1)(A) as they pertain to its acquisition of Shares.

     27. The Purchasing Fund represents and warrants to the Trust that, if it is a Management Company, its investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or is exempt from such registration.

     28. The Purchasing Fund represents and warrants to the Trust that, if it purchases Creation Units directly from the Trust, it will do so only in compliance with the Purchasing Fund's investment restrictions and only if so doing is consistent with the investment policies set forth in the Purchasing Fund's registration statement under the Securities Act of 1933.

     29. The Purchasing Fund and the Trust agree that each shall preserve a copy of this Agreement, the list of Purchasing Fund Affiliates and Underwriting Affiliates and a copy of the Order for the duration of the investment and for a period of not less than six (6) years thereafter, the first two years shall be maintained by the Purchasing Fund and the Trust in an easily accessible place.

     30. The Purchasing Fund represents and warrants to the Trust that it understands and complies with the National Association of Securities Dealers, Inc. Conduct Rule 2830 and that any sales charge and/or service fees (other than customary brokerage fees) charged with respect to shares in the Purchasing Fund will not exceed the limits applicable to a fund of funds as set forth in that rule.

     31. If it is acquiring Shares in excess of either (i) the 5% limit of
Section 12(d)(1)(A)(ii) of the 1940 Act or (ii) the 10% limit of Section 12(d)(1)(A)(iii) of the 1940 Act, the Purchasing Fund represents and warrants to the Trust, and agrees, that its prospectus will disclose in "plain English" the fact that it may invest in exchange-traded funds and the unique characteristics of a fund that invests in exchange-traded funds, including but not limited to the expense structure and any additional expenses of investing in exchange-traded funds.

     32. Any of the provisions of this Agreement notwithstanding, the Purchasing Fund represents and warrants to the Trust that it operates, and will continue to operate, in compliance with the 1940 Act, and the Commission's rules and regulations thereunder. The Purchasing Fund agrees that the Trust is entitled to rely on the representations contained in this Agreement and that the Trust has no independent duty to monitor the Purchasing Fund's compliance with this Agreement, the Order, the 1940 Act, or the Commission's rules and regulations thereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of May, 2009.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A

                                        NAME OF PURCHASING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer

ACCEPTED:

POWERSHARES EXCHANGE-TRADED FUND TRUST


By: /s/ John Southard
    ---------------------------------
Name: John Southard
Title: Managing Director

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                    POWERSHARES EXCHANGE-TRADED FUND TRUST II

                            PURCHASING FUND AGREEMENT

     This Purchasing Fund Agreement (the "Agreement") is made as of the date set forth below between the PowerShares Exchange-Traded Fund Trust II (the "Trust") and Transamerica Series Trust, on behalf of itself or its separate series listed on Schedule A (the "Purchasing Fund").

     WHEREAS, Section 12(d)(1)(A) ("Section 12(d)(1)(A)") of the Investment Company Act of 1940, as amended (the "1940 Act"), limits investment by an investment company, as defined in the 1940 Act, and affiliates of such company, in any other investment company that is registered under the 1940 Act; and

     WHEREAS, the Trust is an investment company registered as such under the 1940 Act; and is organized as a series fund with multiple separate series (each such series an "ETF" and collectively the "ETFs"); and

     WHEREAS, the Purchasing Fund is a registered investment company or otherwise meets the definition of "investment company" under the 1940 Act; and

     WHEREAS, the Securities and Exchange Commission (the "Commission") has granted an order (Rel. No. 1C-27743) exempting the Trust and certain investment companies investing in the Trust from the limits of Section 12(d)(1)(A) (such order and the application therefor together, the "Order"); and

     WHEREAS, in reliance on the Order, the Purchasing Fund may acquire shares in the ETFs ("Shares") in excess of the limits imposed by Section 12(d)(1)(A); and

     WHEREAS, pursuant to the conditions set forth in the Order, each Purchasing Fund must enter into a written agreement with the Trust prior to acquiring Shares in excess of the limits imposed by Section 12(d)(1)(A);

     NOW, THEREFORE, the Trust and the Purchasing Fund agree as follows:

     33. Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Order.

     34. The members of the Purchasing Fund Adviser Group will not control (individually or in the aggregate) an ETF within the meaning of Section 2(a)(9) of the 1940 Act. The members of a Purchasing Fund Sub-adviser Group will not control (individually or in the aggregate) an ETF within the meaning of Section 2(a)(9) of the 1940 Act. If, as a result of a decrease in the outstanding voting securities of an ETF, the Purchasing Fund Adviser Group or the Purchasing Fund Sub-adviser Group, each in the aggregate, becomes a holder of more than 25 percent of the outstanding voting securities of an ETF, it will vote its shares of the ETF in the same proportion as the vote of all other holders of the ETF's shares. This condition does not apply to the Purchasing Fund Sub-adviser Group with respect to an ETF for which the Purchasing Fund Sub-adviser or a person controlling, controlled by, or under common control with the Purchasing Fund Sub-adviser acts as the investment adviser within the meaning of Section 2(a)(20)(A) of the 1940 Act (in the case of an open-end exchange-traded fund) or as the sponsor (in the case of a UIT ETF).

     For purposes of this Agreement, the "Purchasing Fund Adviser Group" consists of the Purchasing Fund investment adviser or manager, sponsor, and/or depositor, as applicable, and any person controlling, controlled by, or under common control with the Purchasing Fund's investment adviser or manager, sponsor and/or depositor, and any investment company or any issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act that is advised by the Purchasing Fund's adviser or manager or sponsored by the Purchasing Fund's sponsor and/or depositor, or any person controlling, controlled by, or under common control with the Purchasing Fund's investment adviser or manager, sponsor, and/or depositor, as applicable. For purposes of this Agreement, a "Purchasing Fund Sub-adviser Group" consists of any sub-adviser to such Purchasing Fund, any person controlling, controlled by, or under common control with such sub-adviser, and any investment company or issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by such sub-adviser or any person controlling, controlled by or under common control with such sub-adviser.

     35. The Purchasing Fund Adviser, or Trustee or Sponsor of the Purchasing Fund, will waive fees otherwise payable to it by the Purchasing Fund in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an ETF under Rule 12b-1 under the 1940 Act) received from an ETF by the Purchasing Fund Adviser, Trustee or Sponsor, or an affiliated person of the Purchasing Fund Adviser, Trustee or Sponsor, other than any advisory fees paid to the Purchasing Fund Adviser, Trustee, or Sponsor or its affiliated person by the ETF, in connection with the investment by the Purchasing Fund in the ETF. Any Purchasing Fund Sub-adviser will waive fees otherwise payable to the Purchasing Fund Sub-adviser, directly or indirectly, by the Purchasing Fund in an amount at least equal to any compensation received from an ETF by the Purchasing Fund Sub-adviser, or an affiliated person of the Purchasing Fund Sub-adviser, other than any advisory fees paid to the Purchasing Fund Sub-adviser or its affiliated person by the ETF, in connection with any investment by the Purchasing Fund in the ETF made at the direction of the Purchasing Fund Sub-adviser. In the event that the Purchasing Fund Sub-adviser waives fees, the benefit of the waiver will be passed through to the Purchasing Fund.

     36. Before approving any advisory contract under Section 15 of the 1940 Act, the board of directors or trustees of the Purchasing Fund, including a majority of the disinterested directors or trustees, will find that the advisory fees charged under such advisory contract are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory contract(s) of an ETF in which the Purchasing Fund may invest. These findings and their basis will be recorded fully in the minute books of the Purchasing Fund.

     37. The Purchasing Fund or any Purchasing Fund Affiliate will not cause any existing or potential investment by the Purchasing Fund in an ETF to influence the terms of any services or transactions between the Purchasing Fund or Purchasing Fund Affiliate and the ETF or ETF Affiliate.

     For purposes of this Agreement, the term "Purchasing Fund Affiliate" includes an investment adviser, sub-adviser, sponsor, promoter, and principal underwriter of a Purchasing Fund, and any person controlling, controlled by, or under common control with any of those entities within the meaning of Section 2(a)(9) of the 1940 Act.

     38. If the Purchasing Fund is a management company, as defined in Section 4 of the 1940 Act (a "Management Company"), before the Purchasing Fund relies on the Order, the board of directors or trustees of the Purchasing Fund, including a majority of the disinterested directors or trustees, will adopt procedures reasonably designed to assure that the Purchasing Fund Adviser and any Purchasing Fund Sub-adviser are conducting the investment program of the Purchasing Fund without taking into account any consideration received by the Purchasing Fund or a Purchasing Fund Affiliate from an ETF or an affiliate of an ETF in connection with any services or transactions. Proper evidence of such approval, including but not limited to, certified resolutions of the Board as to the foregoing approval, shall be provided to the Trust upon request.

     39. No Purchasing Fund or Purchasing Fund Affiliate will cause an ETF to purchase a security in any Affiliated Underwriting, except to the extent that it is acting in its capacity as an investment adviser to the Trust. Nothing in this Agreement, however, shall limit the authority of the Trust to accept and satisfy in-kind creation orders and redemption requests from a Purchasing Fund or an Underwriting Affiliate that is also an Authorized Participant in the ordinary course of business.

     For purposes of this Agreement, the term "Affiliated Underwriting" means an offering of Securities during the existence of an underwriting or selling syndicate of which a principal underwriter is an Underwriting Affiliate. For purposes of this Agreement, the term "Underwriting Affiliate" means a principal underwriter in any underwriting or selling syndicate that is an officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor of the Purchasing Fund, or a person of which any such officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor is an affiliated person. An Underwriting Affiliate does not include any person whose relationship to the Trust is covered by Section 10(f) of the 1940 Act.

     40. The Purchasing Fund will not acquire Shares in excess of the limits of
Section 12(d)(1)(A) unless and until the Purchasing Fund and the Trust have executed this Agreement and complied with the terms and conditions hereof. At the time of its investment in Shares of an ETF in excess of the limit in Section 12(d)(1)(A)(i), the Purchasing Fund will notify the Trust of the investment. At such time, the Purchasing Fund will also transmit to the Trust a list of the names of each Purchasing Fund Affiliate and Underwriting Affiliate. The Purchasing Fund will notify the Trust of any changes to the list of names as soon as reasonably practicable after the change occurs.

     41. The Purchasing Fund represents and warrants to the Trust that the Purchasing Fund's board of directors or trustees, trustee, investment adviser or manager, sponsor, and/or depositor, as applicable, have received a copy of and have read and understand the terms and conditions of the Order, and agree to fulfill their responsibilities under the Order. The Purchasing Fund further represents and warrants to the Trust that the foregoing persons understand that the Order pertains only to investments in the Trust and not to investments in any other investment company. The Purchasing Fund understands that this Agreement is entered into in furtherance of, and pursuant to, the Order, and agrees that this Agreement shall be interpreted consistently therewith.

     42. The Purchasing Fund agrees that it has sole responsibility under the Order and this Agreement to monitor the limits of Section 12(d)(1)(A) as they pertain to its acquisition of Shares.

     43. The Purchasing Fund represents and warrants to the Trust that, if it is a Management Company, its investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or is exempt from such registration.

     44. The Purchasing Fund represents and warrants to the Trust that, if it purchases Creation Units directly from the Trust, it will do so only in compliance with the Purchasing Fund's investment restrictions and only if so doing is consistent with the investment policies set forth in the Purchasing Fund's registration statement under the Securities Act of 1933.

     45. The Purchasing Fund and the Trust agree that each shall preserve a copy of this Agreement, the list of Purchasing Fund Affiliates and Underwriting Affiliates and a copy of the Order for the duration of the investment and for a period of not less than six (6) years thereafter, the first two years shall be maintained by the Purchasing Fund and the Trust in an easily accessible place.

     46. The Purchasing Fund represents and warrants to the Trust that it understands and complies with the National Association of Securities Dealers, Inc. Conduct Rule 2830 and that any sales charge and/or service fees (other than customary brokerage fees) charged with respect to shares in the Purchasing Fund will not exceed the limits applicable to a fund of funds as set forth in that rule.

     47. If it is acquiring Shares in excess of either (i) the 5% limit of
Section 12(d)(1)(A)(ii) of the 1940 Act or (ii) the 10% limit of Section 12(d)(1)(A)(iii) of the 1940 Act, the Purchasing Fund represents and warrants to the Trust, and agrees, that its prospectus will disclose in "plain English" the fact that it may invest in exchange-traded funds and the unique characteristics of a fund that invests in exchange-traded funds, including but not limited to the expense structure and any additional expenses of investing in exchange-traded funds.

     48. Any of the provisions of this Agreement notwithstanding, the Purchasing Fund represents and warrants to the Trust that it operates, and will continue to operate, in compliance with the 1940 Act, and the Commission's rules and regulations thereunder. The Purchasing Fund agrees that the Trust is entitled to rely on the representations contained in this Agreement and that the Trust has no independent duty to monitor the Purchasing Fund's compliance with this Agreement, the Order, the 1940 Act, or the Commission's rules and regulations thereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of May, 2009.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A

                                        NAME OF PURCHASING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer

ACCEPTED:

POWERSHARES EXCHANGE-TRADED FUND
TRUST II


By: /s/ John Southard
    ---------------------------------
Name: John Southard
Title: Managing Director

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                     FUND OF FUNDS PARTICIPATION AGREEMENT
                   FOR PROSHARES TRUST EXCHANGE TRADED FUNDS

THIS FUND OF FUNDS PARTICIPATION AGREEMENT, dated as of May 1, 2009, (the "Agreement") is by and between ProShares Trust, a Delaware business trust ("Trust") and Transamerica Series Trust, a Delaware Statutory Trust, on behalf of itself or its separate series listed on Schedule B, severally and not jointly ("Fund of Funds").

                                    RECITALS

     WHEREAS, the Trust engages in business as an open-end management investment company;

     WHEREAS, the shares of beneficial interest in the Trust are divided into several series of shares (each designated a "Fund" and collectively the "Funds") and each Fund represents the interest in a particular managed portfolio of securities and other assets;

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and shares of the Funds are registered under the Securities Act of 1933, as amended, (the "1933 Act");

     WHEREAS, the Fund of Funds is engaged in business as an open-end management investment company operating as a fund of funds and as such, in accordance with its investment objectives and policies, may invest in the Funds listed on Schedule A hereto, as it may be amended from time to time by mutual written agreement;

     WHEREAS, the Fund of Funds is advised by an investment adviser within the meaning of section 2(a)(20)(A) of the 1940 Act and registered under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act") or is exempt from registration;

     WHEREAS, the Fund of Funds may invest in the Funds in excess of the limitations of Section 12(d)(1)(A) and (B) of the 1940 Act pursuant to and under the terms and conditions of an order granted by the Securities and Exchange Commission ("SEC") dated January 9, 2007 (the "Order") in response to an application, as amended, submitted by the Trust and its affiliates (the "Application").

     NOW, THEREFORE, in consideration of their mutual promises, the Fund of Funds and the Trust agree as follows:

                                    ARTICLE I
                                 ADMINISTRATION

1.1 Sale of Fund Shares. Subject to Article VI hereof and the terms set forth in its registration statement, as amended from time to time, the Trust agrees to make available to the Fund of Funds shares of the Funds, such purchases to be effected at net asset value. Notwithstanding the foregoing, (i) the Funds (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Fund of Funds only as the Trust may so provide, and (ii) the Board of Trustees of the Trust may suspend or terminate the offering of shares of any Fund or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board of Trustees of the Trust acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary in the best interests of the shareholders of such Fund. The Trust reserves the right, upon prior written notice to the Fund of Funds (given at the earliest practicable time but in no event less than 60 days), to take all actions, including but not limited to, the dissolution, reorganization, liquidation, merger or sale of all assets of the Trust or any Fund upon the sole authorization of the Board of Trustees of the Trust, acting in good faith.

1.2 Issuance and Transfer. Issuance and transfer of Trust shares shall be by book entry only. Share certificates will not be issued to the Fund of Funds. Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Fund of Funds.

1.3 Other Investments. The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust's shares may be sold to other Fund of Funds.

1.4 Cessation. The Trust reserves the right to cease offering shares of any Fund in the discretion of the Trust.

                                   ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF THE FUND OF FUNDS

     The Fund of Funds represents and warrants to the Trust that:

2.1 Fund of Funds Organization. The Fund of Funds is an open-end management investment company, and at all times, as required under the 1940 Act, has been duly registered with the SEC as an investment company under the 1940 Act and has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own its material properties and assets, and to carry on its business as it is now being conducted.

2.2 Authorization of Agreement. The Fund of Funds has the requisite power and authority and has taken all necessary actions to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the valid and binding obligation of the Funds of Funds enforceable against it in accordance with its terms.

2.3 Conflicts. The execution, delivery and performance of this Agreement will not (i) violate, contravene or conflict with the Declaration of Trust or By-laws of the Fund of Funds or with any resolutions adopted by the board of directors or trustees or the shareholders of the Fund of Funds; (ii) conflict with, or result in the breach, violation, or constitute a default under any contract or agreement to which the Fund of Funds is a party or by which it or its properties are bound; (iii) require the Fund of Funds to obtain the consent, waiver, authorization, approval of, or give notice to, any person or entity under any contract or agreement; or (iv) constitute a violation of any law applicable to the Fund of Funds.

2.4 Compliance with Law. As of the date hereof (i) the Fund of Funds' investment adviser is not subject to disqualification pursuant to Section 203(e) of the Investment Advisers Act regarding service as a registered investment adviser or as a person associated with a registered investment adviser unless the Fund of Funds has received exemptive relief from the SEC with respect to such disqualification or except as would not reasonably be expected to materially impair the ability of the Fund of Funds to perform its obligations hereunder;
(ii) the Fund of Funds' distributor or principal underwriter is not subject to disqualification to serve as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") unless the Fund of Funds has received exemptive relief from the SEC with respect to such disqualification or except as would not reasonably be expected to materially impair the ability of the Fund of Funds to perform its obligations hereunder. As of the date hereof, neither the Fund of Funds nor any "affiliated person" (as defined under the 1940 Act) thereof is subject to disqualification regarding service as an investment adviser or any other capacity contemplated by the 1940 Act for any investment company under Section 9(a) of the 1940 Act unless in each case the Fund of Funds has received exemptive relief from the SEC with respect to such disqualification or except as would not reasonably be expected to materially impair the ability of the Fund of Funds to perform its obligations hereunder. As of the date hereof, the Fund of Funds is not the subject of any investigation or inquiry or, to its knowledge, its investment adviser is not reasonably likely to result in becoming disqualified regarding services as an investment adviser or in any other capacity contemplated by the 1940 Act for any investment company under Section 9(a) of the 1940 Act.

2.5 Section 17(e). Receipt of any compensation by (a) an affiliated person of a Fund of Funds, or an affiliated person of such person, for the purchase by the Fund of Funds of shares of a Fund, or (b) an affiliated person of a Fund, or an affiliated person of such person, for the sale by the Fund of its shares to a Fund of Funds is subject to section 17(e) of the 1940 Act.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF THE TRUST

     The Trust represents and warrants to the Fund of Funds that:

3.1 Trust Organization. The Trust is an open-end management investment company, and at all times, as required under the 1940 Act, has been duly registered with the SEC as an investment company under the 1940 Act and has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own its material properties and assets, and to carry on its business as it is now being conducted.

3.2 Authorization of Agreement. The Trust has the requisite power and authority and has taken all necessary actions to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the valid and binding obligation of the Trust enforceable against it in accordance with its terms.

3.3 Conflicts. The execution, delivery and performance of this Agreement will not (i) violate, contravene or conflict with the Declaration of Trust or By-laws of the Trust or with any resolutions adopted by the board of directors or trustees or the shareholders of the Trust; (ii) conflict with, or result in the breach, violation, or constitute a default under any contract or agreement to which the Trust is a party or by which it or its properties are bound; (iii) require the Trust to obtain the consent, waiver, authorization, approval of, or give notice to, any person or entity under any contract or agreement; or (iv) constitute a violation of any law applicable to the Trust.

3.4 Compliance with Law. As of the date hereof (i) the Trust's investment adviser is not subject to disqualification pursuant to Section 203(e) of the Investment Advisers Act regarding service as a registered investment advisor or as a person associated with a registered investment adviser unless the Trust has received exemptive relief from the SEC with respect to such disqualification or except as would not reasonably be expected to materially impair the ability of the Trust to perform its obligations hereunder; (ii) the Trust's distributor or principal underwriter is not subject to disqualification to serve as a broker-dealer under Section 15 of the Exchange Act unless the Trust has received exemptive relief from the SEC with respect to such disqualification or except as would not reasonably be expected to materially impair the ability of the Trust to perform its obligations hereunder. As of the date hereof, neither the Trust nor any "affiliated person" (as defined under the 1940 Act) thereof is subject to disqualification regarding service as an investment adviser or any other capacity contemplated by the 1940 Act for any investment company under Section 9(a) of the 1940 Act unless in each case the Trust has received exemptive relief from the SEC with respect to such disqualification or except as would not reasonably be expected to materially impair the ability of the Trust to perform its obligations hereunder. As of the date hereof, the Trust is not the subject of any investigation or inquiry or, to its knowledge, its investment adviser is not reasonably likely to result in becoming disqualified regarding services as an investment adviser or in any other capacity contemplated by the 1940 Act for any investment company under Section 9(a) of the 1940 Act.

                                   ARTICLE IV
                         COVENANTS OF THE FUND OF FUNDS

4.1 Compliance with Law. The Fund of Funds will comply with all applicable state and federal laws, including but not limited to the 1940 Act and the Exchange Act, and the rules and regulations of applicable governmental or regulatory agencies.

4.2 Order as to the Trust Only. The Fund of Funds agrees to adhere to the terms and conditions of the Order and acknowledges that it may rely on the Order and agrees that such Order shall not be deemed to permit the purchase of shares in a series of any other registered investment company.

4.3 Compliance with Policy. The Fund of Funds agrees that the obligations of the parties hereto and the operation and/or continuation of this Agreement are subject to any applicable policies of the Trust, the Funds and their affiliates, as they may be amended from time to time.

4.4 Disclosure. The Fund of Funds' prospectus, will disclose, in plain English:
(i) that the Fund of Funds may invest in the Funds; and (ii) the unique characteristics of the Fund of Funds investing in the Funds, including, but not limited to, the expense structure and any additional expenses of investing in the Funds.

4.5 Review of and Procedures Related to the Order. The Fund of Funds acknowledges that, prior to an investment in shares of a Fund in excess of the limits in Section 12(d)(1)(A), the Fund of Funds' board of directors or trustees and their investment advisers understand the terms and conditions of the Order and agree to fulfill their responsibilities under the Order. At the time of its investment in shares of the Funds in excess of the limit in Section 12(d)(1)(A)(i), the Fund of Funds will notify the Funds of its investment. At that time, the Fund of Funds will also transmit to the Trust a list of the names of each Fund of Funds Affiliate and Underwriting Affiliate and will notify the particular Fund of any changes thereto as soon as is reasonably practicable after a change occurs. The Fund of Funds will maintain and preserve a copy of the Order, the agreement, and the list with any updated information for a period of not less than six years from the end of the fiscal year in which any investment occurs, and with respect to the first two years, in an easily accessible place.

4.6 No Consideration. Neither the Fund of Funds nor a Fund of Funds Affiliate will accept any consideration from the Funds or the Trust or any of their affiliates in connection with any services or transactions hereunder.

4.7 Purchases of Securities. Neither the Fund of Funds nor a Fund of Funds Affiliate (except to the extent it is acting in its capacity as an investment adviser or sponsor to a Fund) will cause the Funds to purchase a security from any Affiliated Underwriting, and agree that the Funds will not purchase a security from an Affiliated Underwriting.

4.8 Noncompliance with Order. If the Fund of Funds fails to comply with any or all of the conditions set forth in the Application and/or the Order, the Trust shall be notified immediately of such non-compliance. Upon such notice, or if either party learns of such failure by other means, the parties shall take all necessary steps to correct such non-compliance, including redemption by the Fund of Funds of as much of its shares of the Funds necessary to cause the Fund of Funds' investment in the

Funds to come within the limits of Section 12(d)(1) of the 1940 Act.

4.9 No Control. The Fund of Funds agrees that the members of a Fund of Funds Advisory Group will not control (individually or in the aggregate) a Fund within the meaning of section 2(a)(9) of the 1940 Act. Any investment adviser to the Fund of Funds that meets the definition of section 2(a)(20)(B) of the 1940 Act ("Sub-adviser"), any person controlling, controlled by, or under common control with the Sub-adviser, and any investment company or issuer that would be an investment company but for section 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised by the Sub-adviser or any person controlling, controlled by, or under common control with the Sub-adviser (collectively, the "Sub-adviser Group") will not control (individually or in the aggregate) a Fund within the meaning of section 2(a)(9) of the 1940 Act. If, as a result of a decrease in the outstanding voting securities of a Fund, a Fund of Funds Advisory Group or the Sub-adviser Group, each in the aggregate, becomes a holder of more than 25% of the outstanding voting securities of a Fund, it (except for any member of the Fund of Funds Advisory Group or Sub-adviser Group that is a separate account) will vote its shares of the Fund in the same proportion as the vote of all other holders of the Fund's shares. Notwithstanding the foregoing, this section shall not apply to the Sub-adviser Group with respect to a Fund for which the Sub-adviser or a person controlling, controlled by, or under common control with the Sub-adviser acts as the investment adviser within the meaning of section 2(a)(20)(A) of the 1940 Act or as the sponsor. A registered separate account will seek voting instructions from its contract holders and will vote its shares in accordance with the instructions received and will vote those shares for which no instructions were received in the same proportion as the shares for which instructions were received. An unregistered separate account will either (i) vote its shares of the Fund in the same proportion as the vote of all other holders of the Fund's shares; or (ii) seek voting instructions from its contract holders and vote its shares in accordance with the instructions received and vote those shares for which no instructions were received in the same proportion as the shares for which instructions were received.

4.10 No Conflict. The Fund of Funds and the Fund of Funds Affiliate agree that they will not cause any existing or potential investment by the Fund of Funds in shares of a Fund to influence the terms of any services or transactions between the Fund of Funds or a Fund of Funds Affiliate and the Fund or a Fund Affiliate.

4.11 Oversight of Fund of Funds Adviser. The Fund of Funds agrees that its board of directors or trustees, including a majority of the directors or trustees who are not "interested persons" (within the meaning of Section 2(a)(19) of the 1940
Act)("disinterested directors/trustees") will adopt procedures reasonably designed to assure that the Fund of Funds Adviser and any Sub-adviser is conducting the investment program of the Fund of Funds without taking into account any consideration received by the Fund of Funds or a Fund of Funds Affiliate from a Fund or a Fund Affiliate in connection with any services or transactions.

4.12 Fund of Funds' Advisory Contracts. Prior to approving any advisory contract under Section 15 of the 1940 Act, the Fund of Funds' board of directors/trustees, including a majority of the disinterested directors or trustees will find that the advisory fees charged under such advisory contract are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory contract of any Fund in which the Fund of Funds may invest. These findings and their basis will be recorded fully in the minute books of the Fund of Funds.

4.13. Waiver of Fees. The Fund of Funds agrees that any Fund of Funds Adviser, or trustee or sponsor of a Fund of Funds, as applicable, will waive fees otherwise payable to it by the Fund of Funds in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by a Fund under Rule 12b-1 under the 1940 Act) received from a Fund by the Fund of Funds Adviser, trustee or sponsor or an affiliated person of the Funds of Funds Adviser, trustee or sponsor, other than any advisory fees paid to the Fund of Funds Adviser or its affiliated person by the Fund, from the Funds in connection with investment by the Fund of Funds in the Funds. Any Sub-adviser will waive fees otherwise payable to the Sub-adviser, directly or indirectly, by the Fund of Funds in an amount at least equal to any compensation received by the Sub-adviser, or an affiliated person of the Sub-adviser, other than any advisory fees paid to the Sub-adviser or its affiliated person by the Fund, from the Fund in connection with the investment by the Fund of Funds in the Fund made at the direction of the Sub-adviser. In the event that the Sub-adviser waives fees, the benefit of the waiver will be passed through to the Fund of Funds.

4.14 Sales Charges. The Fund of Funds agrees that: (i) with respect to registered separate accounts that invest in a Fund of Funds, no sales load will be charged at the Fund of Funds level or at the Fund level; (ii) other sales charges and service fees, as defined in Rule 2830 of the Conduct Rules of the NASD, if any, will only be charged at the Fund of Funds level or at the Fund level and not at both levels; and (iii) with respect to other investments in a Fund of Funds, any sales charges and/or service fees charged with respect to shares of the Fund of Funds will not exceed the limits applicable to a fund of funds set forth in Rule 2830 of the NASD Conduct Rules.

4.15 Anti-Money Laundering. The Fund of Funds acknowledges that it is a financial institution subject to the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the "AML Acts"), which require among other things, that financial institutions adopt compliance programs to guard against money laundering. The Fund of Funds further acknowledges that it is in compliance and will continue to comply with the AML Acts and applicable anti-money laundering rules of self-regulatory organizations, including NASD Conduct Rule 3011, in all relevant respects.

4.16 Privacy. The Fund of Funds agrees that, with respect to Non-Public Personal Information, as that term is defined under SEC Regulation S-P, it will comply with SEC Regulation S-P and any other applicable regulations and that it will not disclose any Non-Public Personal Information received in connection with this Agreement to any other party, except to the extent required to carry out the services set forth in this Agreement or as otherwise permitted by law.

4.18 Procedures. The Fund of Funds agrees that it will maintain procedures regarding (i) the Fund of Fund's use of ProFunds pursuant to this Agreement;
(ii) compliance with section 12(d)(1) of the 1940 Act in relation to this Agreement; (iii) diversification matters; and (iv) the calculation of advisory and/or sub-advisory fees on investments in the Funds.

4.19 Rule 22c-1. The Fund of Funds agrees that it will comply at all times with the provisions of Rule 22c-1 of the 1940 Act. Purchase and redemption orders, and payment for shares of a Fund ordered from the Trust, must be received at the time, and in the manner, as determined by the Trust. All orders are subject to acceptance or rejection by the Trust or the relevant Fund in the sole discretion of either, or by the distributor acting on the Trust's or the Fund's behalf, and orders shall be effective only upon receipt in proper form. The Trust may, if necessary, delay redemption of shares of a Fund to the extent permitted by the 1940 Act. The Fund of Funds may submit a purchase, exchange or redemption order (a "Submitted Order") for shares of a Fund on behalf of a customer to such Trust's designated contact in the manner determined by the Trust. Receipt and acceptance of any such Submitted Order on any day the New York Stock Exchange is open for trading and on which a Fund calculates its net asset value (a "Business Day") pursuant to SEC rules by the Fund of Funds as limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund's prospectus (which as of the date of execution of this Agreement is 4:00 p.m. Eastern Time) shall constitute receipt and acceptance by the Fund on that same Business Day.

4.20 Investment Restrictions. The Fund of Funds agrees that the purchase of shares from a ProFund will be accomplished in compliance with the investment restrictions of the Fund of Funds and will be consistent with the investment policies set forth in the Fund of Funds' registration statement.

4.21 Confidential Information. The Fund of Funds agrees that the Funds' net asset information which it obtains pursuant to this Agreement will (a) be kept confidential; (b) be used only for a legitimate business purpose; and (c) not be used for trading by the Fund of Funds other than for the purposes set forth herein.

                                    ARTICLE V
                      COVENANTS OF THE TRUST AND THE FUNDS

5.1 Compliance with Law. The Trust will comply with all applicable state and federal laws, including but not limited to the 1940 Act, the Exchange Act and the rules and regulations of applicable governmental or regulatory agencies.

5.2 Maintenance of Order. The Trust has been provided with a copy of the Order and will maintain and preserve a copy of the Order, along with this Agreement and the list of affiliates described above for a period of not less than six years from the end of the fiscal year in which any investment occurred, and with respect to the first two years in an easily accessible place.

5.3 Acquisition of Securities. No Fund will acquire securities of any other investment company or company relying on section 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except to the extent permitted by Section 12(d)(1)(E) of the 1940 Act, an exemptive order that allows a Fund to purchase shares of affiliated money market fund for short-term cash management purposes or rule 12d1-1 under the 1940 Act.

5.4 Compliance with Order. The Trust understands that the Fund of Funds' investment in the Funds in excess of the limits set out in Section 12(d)(1)(A) of the 1940 Act is conditioned expressly upon, among other things, the Funds' compliance with the conditions of the Order and the Fund of Funds' compliance with the conditions of the Order as set forth in the Application.

5.5 Noncompliance with Order. If the Trust fails to comply with any or all of the conditions set forth in the Application and/or the Order, the Fund of Funds shall be notified immediately of such non-compliance. Upon such notice, or if either party learns of such failure by other means, the parties shall take all necessary steps to correct such non-compliance, including redemption by the Fund of Funds of as much of its shares of the Funds necessary to cause the Fund of Funds' investment in the Funds to come within the limits of Section 12(d)(1) of the 1940 Act.

5.6 Investment Not Compelled. The Trust acknowledges and agrees that the Fund of Funds is not compelled to invest in any of the Funds.

5.7 Propriety of Consideration. The Trust agrees that, once an investment by the Fund of Funds in the securities of a Fund exceeds the limits in section 12(d)(1)(A)(i) of the 1940 Act, the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the "Disinterested Trustees"), will determine that any consideration paid by a Fund to a Fund of Funds or a Fund of Funds Affiliate in connection with any services or transactions: (a) is fair and reasonable in relation to the nature and quality of the services and benefits received by the Fund; (b) is within the range of consideration that the Fund would be required to pay to an unaffiliated entity in connection with the same services or transactions; and (c) does not involve overreaching on the part of any person concerned. However, the provisions of this section shall not apply with respect to any services or transactions between a ProFund and its investment adviser(s), or any person controlling, controlled by, or under common control with such investment adviser(s).

5.8 Monitoring of Securities Transactions. The Trust agrees that the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, will adopt procedures reasonably designed to monitor any purchases of securities by a Fund in an Affiliated Underwriting once an investment by the Fund of Funds in the securities of the Fund exceeds the limit in Section 12(d)(1)(A)(i) of the 1940 Act, including any purchases made directly from an Underwriting Affiliate. The Board of Trustees of the Trust will review these purchases periodically, but no less frequently than annually, to determine whether the purchases were influenced by the investment by the Fund of Funds in shares of the Fund. The Board of Trustees of the Trust shall consider, among other things, (i) whether the purchases were consistent with the investment objectives and policies of the Fund; (ii) how the performance of securities purchased in an Affiliated Underwriting compares to the performance of comparable securities purchased during a comparable period of time in underwritings other than Affiliated Underwritings or to a benchmark such as a comparable market index; and (iii) whether the amount of securities purchased by the Fund in Affiliated Underwritings and the amount purchased directly from an Underwriting Affiliate have changed significantly from prior years. The Board of Trustees of the Trust shall take any appropriate actions based on its review, including if appropriate, the institution of procedures designed to assure that purchases of securities from Affiliated Underwritings are in the best interest of shareholders. The Trust shall maintain and preserve permanently in an easily accessible place a written copy of the procedures described herein, and any modifications, and shall maintain and preserve for a period not less than six years from the end of the fiscal year in which any purchase from an Affiliated Underwriting occurred, and with respect to the first two years in an easily accessible place, a written record of each purchase made once an investment by the Fund of Funds in the securities of a Fund exceeds the limit in section 12(d)(1)(A)(i) of the 1940 Act, setting forth from whom the securities were acquired, the identity of the underwriting syndicate's members, the terms of the purchase, and the information or materials upon which the Trust's Board of Trustees' determinations were made.

5.9 Review of and Procedures Related to Order. Upon receipt of notice from the Fund of Funds concerning an investment in shares of a Fund in excess of the limits in section 12(d)(1)(A)(i) of the 1940 Act, the Trust will provide the Fund of Funds with a list of the names of each Fund Affiliate. The Trust will notify the Fund of Funds of any changes to the list of the names as soon as reasonably practicable after a change occurs. The Trust will maintain and preserve a copy of the Order, the agreement, and the list with any updated information for a period of not less than six years from the end of the fiscal year in which any investment occurred, and with respect to the first two years, in an easily accessible place.

5.10 Anti-Money Laundering. The Trust acknowledges that it is a financial institution subject to the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the "AML Acts"), which require among other things, that financial institutions adopt compliance programs to guard against money laundering. The Trust further acknowledges that it is in compliance and will continue to comply with the AML Acts and applicable anti-money laundering rules of self-regulatory organizations, including NASD Conduct Rule 3011, in all relevant respects.

5.11 Privacy. The Trust agrees that, with respect to Non-Public Personal Information, as that term is defined under SEC Regulation S-P, it will comply with SEC Regulation S-P and any other applicable regulations and that it will not disclose any Non-Public Personal Information received in connection with this Agreement to any other party, except to the extent required to carry out the services set forth in this Agreement or as otherwise permitted by law.

                                   ARTICLE VI
                              TERM AND TERMINATION

6.1 Term and Termination. This Agreement shall continue in full force and effect until the first to occur of:

(a) termination by any party, for any reason with respect to some or all ProFunds, by thirty (30) days advance written notice delivered to the other parties; or

(b) termination by the Trust upon ten calendar days' prior written notice to the Fund of Funds if an administrative or judicial decision is entered against the Fund of Funds which the Trust determines in its sole judgment exercised in good faith, has or will have a material impact on the Fund of Fund's ability to perform its obligations under this Agreement; or

(c) termination by the Fund of Funds upon ten calendar days' prior written notice to the Trust if an administrative or judicial decision is entered against the Trust which the Fund of Funds determines in its sole judgment exercised in good faith, has or will have a material impact on the Trust's ability to perform its obligations under this Agreement; or

(d) termination by the Trust by written notice to the Fund of Funds, if the Fund of Funds gives the Trust the written notice specified in Section 1.3(ii) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; or

(e) termination by the Trust if the Board of Trustees of the Trust has decided to (i) refuse to sell shares of any Fund to the Fund of Funds; (ii) suspend or terminate the offering of shares of any Fund; or (iii) dissolve, reorganize, liquidate, merge or sell all assets of the Trust or any Fund.

                                   ARTICLE VII
                                 INDEMNIFICATION

7.1 Indemnification by the Fund of Funds. (a) The Fund of Funds shall indemnify, defend and hold harmless the Trust, the ProFunds and their affiliates and respective officers, directors, employees, agents, successors and assigns (collectively, the "Trust Indemnified Parties" or each a "Trust Indemnified Party") from and against, and shall reimburse the Trust Indemnified Parties for, any and all actions, suits, proceedings, claims, demands, fines, assessments, settlements, corrective or remedial actions, judgments, damages, costs liabilities, losses and expenses (including reasonable expenses of investigation and reasonable attorneys' fees and expenses)(collectively referred to herein as "Losses") directly or indirectly based upon, arising out of, resulting from, relating to or in connection with:

     (i) any breach of or inaccuracy in any representation, warranty or covenant of the Fund of Funds;

     (ii) any actions or omissions of the Fund of Funds caused by its negligence or willful misconduct; and

     (iii) any breach or violation of, or failure to fully perform, any agreement, covenant, undertaking or obligation of the Fund of Funds set forth in this Agreement and any Schedules hereto.

(b) The Fund of Funds shall not be liable under this indemnification provision with respect to any Losses to which a Trust Indemnified Party would otherwise be subject by reason of a Trust Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Trust Indemnified Party's duties or by reason of such Trust Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

(c) The Fund of Funds shall not be liable under this indemnification provision with respect to any claim made against any of the Trust Indemnified Parties unless such Trust Indemnified Party shall have notified the Fund of Funds in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Trust Indemnified Party (or after such Trust Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of Funds of any such claim shall not relieve the Fund of Funds from any liability which it may have to the Trust Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a Trust Indemnified Party, the Fund of Funds shall be entitled to participate, at its own expense, in the defense of such action. The Fund of Funds also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund of Funds to such party of the Fund of Funds' election to assume the defense thereof, the Trust Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund of Funds will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

7.2 Indemnification by the Trust. (a) The Trust shall indemnify, defend and hold harmless the Fund of Funds and its respective officers, directors, employees, agents, successors and assigns (collectively, the "Fund of Funds Indemnified Parties" or each a Fund of Funds Indemnified Party) from and against, and shall reimburse the Fund of Funds Indemnified Parties for, any and all actions, suits, proceedings, claims, demands, fines, assessments, settlements, corrective or remedial actions, judgments, damages, costs liabilities, losses and expenses (including reasonable expenses of investigation and reasonable attorneys' fees and expenses)(collectively referred to herein as "Losses") directly or indirectly based upon, arising out of, resulting from, relating to or in connection with:

     (i) any breach of or inaccuracy in any representation, warranty or covenant of the Trust;

     (ii) any actions or omissions of the Trust caused by its negligence or willful misconduct; and

     (iii) any breach or violation of, or failure to fully perform, any agreement, covenant, undertaking or obligation of the Trust set forth in this Agreement and any Schedules hereto.

(b) The Trust shall not be liable under this indemnification provision with respect to any Losses to which a Fund of Funds Indemnified Party would otherwise be subject by reason of such Fund of Funds Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Fund of Funds Indemnified Party's duties or by reason of such Fund of Funds Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust.

(c) The Trust shall not be liable under this indemnification provision with respect to any claim made against any of the Fund of Funds Indemnified Parties unless such Fund of Funds Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Fund of Funds Indemnified Party (or after such Fund of Funds Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Fund of Funds Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a Fund of Funds Indemnified Party, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Fund of Funds Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1 Entire Agreement. This Agreement (with its Schedules) between the Trust and the Fund of Funds, contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

8.2 Jurisdiction and Governing Law. The Trust and the Fund of Funds each hereby consent to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereunder in any federal or state court within the City of New York, State of New York and agree that service of process may be accomplished pursuant to the provisions of Section 8.4 below. The parties agree to bring any action with respect to this Agreement and the transactions contemplated hereunder exclusively in federal or state court within the City of New York, State of New York. This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to conflicts of law principles thereof.

8.3 Schedules; Tables of Contents and Headings. The table of contents and section headings of this Agreement and titles given to Schedules to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

8.4 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission) or mailed by certified mail, return receipt requested, to the parties at the following addresses (or to such address as a party may have specified by notice given to the other parties pursuant to this provision):

     If to the Funds, to:

     ProShares Trust
     7501 Wisconsin Avenue
     Suite 1000
     Bethesda, MD  20814
     Attention:  General Counsel
     Telecopy No.:  (240) 497-6530

     If to the Fund of Funds, to:

     Transamerica Series Trust

     570 Carillon Parkway
     St. Petersburg, FL  33716
     Attention:  Dennis Gallagher
     Fax No.:  727-299-1832
     Phone No.:  727-299-1800

8.5 Separability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect, unless such construction would be unreasonable.

8.6 Waiver. Any party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.

8.7 Binding Effect/Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by either party without the prior written consent of the other and any attempted assignment without the required consent shall be void.

8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts, provided receipt of copies of such counterparts is confirmed.

8.9 Waiver of Jury Trial. Each party hereto hereby acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 8.9.

8.10. Amendment. This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Trust.

8.11 Survival. The following provisions shall survive termination of this
Agreement: Articles VII, VIII and IX.

8.12 Limitation of Liability of Trustees and Shareholders. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

                                   ARTICLE IX
                                   DEFINITIONS

9.1 "Affiliated Underwriting" shall mean an offering of securities during the existence of an underwriting or selling syndicate of which a principal underwriter is an Underwriting Affiliate.

9.2 "Fund of Funds Adviser" shall mean an investment adviser of the Fund of Funds.

9.3 "Fund of Funds Advisory Group" shall mean any and all investment advisers of the Fund of Funds, any person controlling, controlled by, or under common control with the Fund of Funds Adviser, and any investment company and any issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act that is advised by the Fund of Funds Adviser or any person controlling, controlled by, or under common control with a Fund of Funds Adviser.

9.4 "Fund of Funds Affiliate" shall mean a Fund of Funds Adviser, a promoter, or a principal underwriter of a Fund of Funds, and any person controlling, controlled by, or under common control with any of those entities.

9.5 "Fund Affiliate" shall mean an investment adviser, promoter or principal underwriter of a ProShares Fund, and any person controlling, controlled by, or under common control with any of those entities.

9.6 "Underwriting Affiliate" shall mean a principal underwriter in any underwriting or selling syndicate that is an officer, director, member of an advisory board, investment adviser, or employee of the Fund of Funds, or a person of which any such officer, director, member of an advisory board, investment adviser, or employee is an affiliated person. An Underwriting Affiliate does not include any person whose relationship to the Fund is covered by section 10(f) of the 1940 Act.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first set forth above.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule B

                                        NAME OF FUND OF FUNDS

                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer

ProShares Trust


By: /s/ Louis Mayberg
    ---------------------------------
Name: Louis Mayberg
Title: President

                                   SCHEDULE A

                             ULTRA S&P 500 PROSHARES
                             SHORT S&P 500 PROSHARES
                           ULTRA MID-CAP 400 PROSHARES
                           SHORT MID-CAP 400 PROSHARES
                             ULTRA DOW 30 PROSHARES
                             SHORT DOW 30 PROSHARES
                               ULTRA QQQ PROSHARES
                               SHORT QQQ PROSHARES
                          ULTRASHORT S&P 500 PROSHARES
                        ULTRASHORT MID-CAP 400 PROSHARES
                           ULTRASHORT DOW 30 PROSHARES
                            ULTRASHORT QQQ PROSHARES
                         ULTRA RUSSELL 2000(R) PROSHARES
                         ULTRA BASIC MATERIALS PROSHARES
                         ULTRA CONSUMER GOODS PROSHARES
                        ULTRA CONSUMER SERVICES PROSHARES
                           ULTRA FINANCIALS PROSHARES
                           ULTRA HEALTH CARE PROSHARES
                           ULTRA INDUSTRIALS PROSHARES
                            ULTRA OIL & GAS PROSHARES
                           ULTRA REAL ESTATE PROSHARES
                         ULTRA SEMICONDUCTORS PROSHARES
                        ULTRA S&P SMALLCAP 600 PROSHARES
                           ULTRA TECHNOLOGY PROSHARES
                            ULTRA UTILITIES PROSHARES
                        SHORT RUSSELL 2000(R) PROSHARES
                        SHORT S&P SMALLCAP 600 PROSHARES
                      ULTRASHORT RUSSELL 2000(R) PROSHARES
                      ULTRASHORT S&P SMALLCAP 600 PROSHARES
                      ULTRASHORT BASIC MATERIALS PROSHARES
                       ULTRASHORT CONSUMER GOODS PROSHARES
                     ULTRASHORT CONSUMER SERVICES PROSHARES
                         ULTRASHORT FINANCIALS PROSHARES
                        ULTRASHORT HEALTH CARE PROSHARES
                        ULTRASHORT INDUSTRIALS PROSHARES
                         ULTRASHORT OIL & GAS PROSHARES
                        ULTRASHORT REAL ESTATE PROSHARES
                       ULTRASHORT SEMICONDUCTORS PROSHARES
                         ULTRASHORT TECHNOLOGY PROSHARES
                         ULTRASHORT UTILITIES PROSHARES
                       ULTRA RUSSELL 1000 VALUE PROSHARES
                       ULTRA RUSSELL 1000 GROWTH PROSHARES
                      ULTRA RUSSELL MIDCAP VALUE PROSHARES
                      ULTRA RUSSELL MIDCAP GROWTH PROSHARES
                       ULTRA RUSSELL 2000 VALUE PROSHARES
                       ULTRA RUSSELL 2000 GROWTH PROSHARES
                     ULTRASHORT RUSSELL 1000 VALUE PROSHARES
                    ULTRASHORT RUSSELL 1000 GROWTH PROSHARES
                    ULTRASHORT RUSSELL MIDCAP VALUE PROSHARES
                   ULTRASHORT RUSSELL MIDCAP GROWTH PROSHARES
                     ULTRASHORT RUSSELL 2000 VALUE PROSHARES
                    ULTRASHORT RUSSELL 2000 GROWTH PROSHARES
                            SHORT MSCI EAFE PROSHARES
                      SHORT MSCI EMERGING MARKETS PROSHARES
                         ULTRASHORT MSCI EAFE PROSHARES
                   ULTRASHORT MSCI EMERGING MARKETS PROSHARES
                    ULTRASHORT FTSE/XINHUA CHINA 25 PROSHARES
                         ULTRASHORT MSCI JAPAN PROSHARES

                                   SCHEDULE B

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                       RYDEX FUNDS PARTICIPATION AGREEMENT

     THIS AGREEMENT, dated as of May 1, 2009, between Transamerica Series Trust (the "Company"), a Delaware Statutory Trust organized under the laws of Delaware, on behalf of itself or its separate series listed on Schedule A, severally and not jointly (each an "Investing Fund"), and Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust, statutory trusts organized under the laws of the State of Delaware on behalf of their separate series, severally and not jointly (each a "Rydex Fund" and collectively the "Rydex Funds").

     WHEREAS, the Company and the Rydex Funds each are registered with the U.S. Securities and Exchange Commission ("SEC") as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, section 12(d)(1)(A) and (B) of the 1940 Act limits the ability of an investment company to invest in shares of another investment company, and therefore limits the ability of an Investing Fund to invest in shares of a Rydex Fund;

     WHEREAS, Rydex ETF Trust, on behalf of each Rydex ETF, have obtained an order from the SEC dated January 4, 2006 (the "Rydex Order"), amending a prior Rydex Series Funds and Rydex Dynamic Funds order dated October 31, 2000, that permits registered investment companies to invest in the Rydex Funds in excess of the limits set forth in section 12(d)(1)(A) and (B) in accordance with the conditions of the Rydex Order and the representations in the application filed to obtain such Order (the "Rydex Application"); and

     WHEREAS, an Investing Fund may, from time to time, invest in shares of one or more Rydex Funds in excess of the limitations of section 12(d)(1)(A) and (B) in reliance on the Rydex Order;

     NOW THEREFORE, in consideration of the potential benefits to the Investing Funds and the Rydex Funds arising out of the Investing Funds' investment in Rydex Funds, the parties agree as follows.

     1.   Representations and Obligations of the Rydex Funds.

          (a) The Rydex Funds have provided to the Company a copy of the Rydex Order and the related SEC Notice of Application for such Order. The Rydex Funds will promptly provide the Company with (i) a copy of any amendments to the Rydex Order, and (ii) a copy of the Rydex Application upon request.

          (b) In connection with any investment by an Investing Fund in a Rydex Fund, the Rydex Fund agrees (i) to comply with the terms and conditions of the Rydex Order and this Agreement, and (ii) to promptly notify the Company if such Rydex Fund fails to comply with the terms and conditions of the Rydex Order or this Agreement.

     2.   Representations and Obligations of the Company.

          (a) Pursuant to Condition 8 of the Rydex Order, the Company represents that the board of trustees of the Company and each Investing Fund's advisor understand the terms and conditions of the Rydex Order and that each agrees to fulfill its responsibilities under the Rydex Order.

          (b) Pursuant to Condition 8 of the Rydex Order, the Company will promptly notify the Rydex Funds in writing at the time of any investment by an Investing Fund in a Rydex Fund in excess of the 3% limit in Section 12(d)(1)(A)(i) and send the Rydex Fund a list of the names of the Company's affiliates (the Company also must notify the Rydex Fund of any changes to the list as soon as reasonably practicable).

          (c) To the extent the Investing Funds, in the aggregate, hold 25% or more of the total outstanding voting securities of a Rydex Fund, the Company agrees to vote the Investing Funds' shares in the same proportion as the vote of all other holders of shares of such Rydex Fund.

          (d) The Company: (i) acknowledges that it has received a copy of the Rydex Order and the related SEC Notice of Application for such Order;
          (ii) agrees to adhere to the terms and conditions of the Rydex Order and this Agreement and to participate in the proposed transactions in a manner that addresses the concerns underlying the Rydex Order; (iii) represents that investments in the Rydex Funds will be accomplished in compliance with its investment restrictions and will be consistent with the investment policies set forth in its registration statement;
          (iv) acknowledges that it may rely on the Rydex Order only to invest in Rydex Funds and not in any other investment company; and (v) agrees to promptly notify the Rydex Funds if it fails to comply with the Rydex Order or this Agreement.

     3.   Indemnification.

          Each Investing Fund agrees to hold harmless and indemnify the Rydex Funds, including any principals, trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions ("Claims") asserted against the Rydex Funds, including any principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the Investing Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Investing Fund of the terms and conditions of the Rydex Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

          The Rydex Funds agree to hold harmless and indemnify the Company, including any directors or trustees, officers, employees and agents, against and from any Claims asserted against the Company, including any directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the Rydex Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Rydex Fund of the terms and conditions of the Rydex Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

     4.   Materials.

          To the extent the Company, on behalf of an Investing Fund, refers to one or more Rydex Funds in any prospectus, statement of additional information or otherwise, the Company agrees to refer to the Rydex Fund as, for example, the "Rydex [Index Name] [ETF/Fund]."

     5.   Notices.

          All notices, including all information that either party is required to provide under the terms of this Agreement and the terms and conditions of the Rydex Order, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below (which address may be changed from time to time by written notice to the other party).

          If to the Company:

             Transamerica Series Trust
             570 Carillon Parkway
             St. Petersburg, FL 33716
             Attention: Dennis Gallagher
             Fax No.: 727-299-1832
             Phone No.: 727-299-1800

          If to the Rydex Funds:

             Rydex Trust
             c/o Rydex Investments
             9601 Blackwell Road, Suite 500
             Rockville, MD 20850
             Attention: Mohna Shah
             Fax: 301-296-5108
             Email: mshah@rydexfunds.com

     6.   Termination; Governing Law.

          (a) This Agreement will continue until terminated in writing by either party upon sixty (60) days' notice to the other party, provided, however, that the obligation of an Investing Fund in Section 2(c) above shall survive the termination of this Agreement. This Agreement may not be assigned by either party without the prior written consent of the other.

          (b) This Agreement will be governed by Delaware law without regard to choice of law principles.

     7.   Company Liability.

          The Rydex Funds acknowledge and agree that the obligations of the Company entered into in the name or on behalf thereof by any of the trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, shareholders or representatives of the Company personally, but bind only the Company's property. The Rydex Funds further acknowledge and agree that all persons dealing with the Company must look solely to the property belonging to the Company for the enforcement of any claims against the Company. The Rydex Funds specifically acknowledges and agrees that any liability of the Company under this Agreement with respect to an Investing Fund, or in connection with the transactions contemplated herein with respect to an Investing Fund, shall be discharged only out of the assets of such Investing Fund and that no other series of a Company shall be liable with respect thereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A

                                        NAME OF INVESTING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer

RYDEX ETF TRUST, RYDEX SERIES FUNDS,
RYDEX DYNAMIC FUNDS, on behalf of
each of its series


By: /s/ Carl G. Verboncoeur
    ---------------------------------
Name: Carl G. Verboncoeur
Title: President

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                        SCHEDULE B - LIST OF RYDEX FUNDS

RYDEX SERIES FUNDS (advised by PADCO I)
Nova
S&P 500
Inverse S&P 500 Strategy
Commodities Strategy
OTC
Inverse OTC Strategy
Mid-Cap 1.5x Strategy
Russell 2000(R) 1.5x Strategy
Government Long Bond 1.2x Strategy
Inverse Government Long Bond Strategy
Europe 1.25x Strategy
Japan 2x Strategy

Banking
Basic Materials
Biotechnology
Consumer Products
Electronics
Energy
Energy Services
Financial Services
Health Care

Absolute Return Strategies
Sector Rotation

Essential Portfolio Conservative
Essential Portfolio Aggressive
High Yield Strategy
International Rotation

RYDEX DYNAMIC FUNDS (advised by PADCO I)
S&P 500 2x Strategy
OTC 2x Strategy
Dow 2x Strategy
Russell 2000 2x Strategy

Russell 2000(R)
Inverse Russell(R) 2000 Strategy
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Inverse Mid-Cap Strategy
Small-Cap Value
Small-Cap Growth
Weakening Dollar 2x Strategy
Strengthening Dollar 2x Strategy
U.S. Government Money Market

Internet
Leisure
Precious Metals
Real Estate
Retailing
Technology
Telecommunications
Transportation
Utilities

Hedged Equity
Multi-Cap Core Equity

Essential Portfolio Moderate
Managed Futures Strategy
Inverse High Yield Strategy
Alternative Strategies Allocation

Inverse S&P 500 2x Strategy
Inverse OTC 2x Strategy
Inverse Dow 2x Strategy
Inverse Russell 2000 2x Strategy

RYDEX ETF TRUST (advised by PADCO II)
S&P Equal Weight ETF

S&P 500 Pure Growth ETF
S&P MidCap 400 Pure Growth ETF
S&P SmallCap 600 Pure Growth ETF

S&P Equal Weight Consumer Discretionary ETF
S&P Equal Weight Consumer Staples ETF
S&P Equal Weight Energy ETF
S&P Equal Weight Financials ETF
S&P Equal Weight Health Care ETF

Rydex 2x S&P 500 ETF
Rydex Inverse 2x S&P 500 ETF
Rydex 2x S&P Midcap 400 ETF

Rydex 2x S&P Select Sector Energy ETF
Rydex Inverse 2x S&P Select Sector Energy ETF
Rydex 2x S&P Select Sector Health Care ETF
Rydex Inverse 2x S&P Select Sector Health Care ETF

Russell Top 50(R) ETF

S&P 500 Pure Value ETF
S&P MidCap 400 Pure Value ETF
S&P SmallCap 600 Pure Value ETF

S&P Equal Weight Industrials ETF
S&P Equal Weight Materials ETF
S&P Equal Weight Technology ETF
S&P Equal Weight Utilities ETF

Rydex 2x Russell 2000(R) ETF
Rydex Inverse 2x Russell 2000(R) ETF
Rydex Inverse 2x S&P Midcap 400 ETF

Rydex 2x S&P Select Sector Financial ETF
Rydex Inverse 2x S&P Select Sector Financial ETF
Rydex 2x S&P Select Sector Technology ETF
Rydex Inverse 2x S&P Select Sector Technology ETF

                           DIAMONDS(R) TRUST, SERIES 1
         STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDR") TRUST, SERIES 1

                            PURCHASING FUND AGREEMENT

     This Purchasing Fund Agreement ("Agreement") is made as of the date set forth below between STATE STREET BANK AND TRUST COMPANY (the "Trustee"), in its capacity as trustee and on behalf of the DIAMONDS Trust, Series 1 and SPDR(R) Trust, Series 1 (each, a "Trust" and collectively, the "Trusts"), severally and not jointly, and the registered investment companies named on Schedule A, severally and not jointly, each on behalf of their current and any future series as an investing fund (each, a "Purchasing Fund" and collectively, the "Purchasing Funds").

     WHEREAS, Section 12(d)(1)(A) ("Section 12(d)(1)(A)") of the Investment Company Act of 1940, as amended (the "1940 Act"), limits investment by an "investment company", as defined in the 1940 Act and affiliates of such company in any other investment company that is registered under the 1940 Act; and

     WHEREAS, each Trust is an investment company registered as such under the 1940 Act; and

     WHEREAS, each Purchasing Fund is a registered investment company or otherwise meets the definition of "investment company" under the 1940 Act; and

     WHEREAS, the Securities and Exchange Commission (the "Commission") has granted an order (Rel.No.IC-26419, April 19, 2004) exempting the Trusts and certain registered investment companies investing in the Trusts from the limits of Section 12(d)(1)(A) (such order and the application therefore together, the "Order"); and

     WHEREAS, in reliance on the Order, each Purchasing Fund may acquire units in each Trust ("Units") in excess of the limits imposed by Section 12(d)(1)(A); and

     WHEREAS, pursuant to the conditions set forth in the Order, each Purchasing Fund must enter into a written agreement with each Trust prior to acquiring Units in excess of the limits imposed by Section 12(d)(1)(A).

     NOW, THEREFORE, the Trustee and each Purchasing Fund agree as follows:

     1. Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Order.

     2. The members of a Purchasing Fund's Advisory Group (individually or in the aggregate) will not hold or beneficially own more than 25 percent of the outstanding Units or otherwise control a trust within the meaning of Section 2(a)(9) of the 1940 Act. The members of any Purchasing Fund's Sub-advisory Group (individually or in the aggregate) will not hold or beneficially own more than 25 percent of the outstanding Units or otherwise control a Trust within the meaning of Section 2(a)(9) of the 1940 Act. If, as a result of a decrease in a Trust's outstanding Units, a Purchasing Fund's Advisory Group or any Purchasing Fund's Sub-advisory Group, each in the aggregate, becomes a holder or beneficial owner of more than 25 percent of the outstanding Units, each Purchasing Fund agrees that the Purchasing Fund's Advisory Group or the relevant Purchasing Fund's Sub-advisory Group, as applicable, will vote its Units in the same proportion as the vote of all other unit holders. For purposes of this Agreement, a "Purchasing Fund's Advisory Group" consists of an investment adviser to a Purchasing Fund and any person controlling, controlled by, or under common control with such investment adviser, and any investment company and any issuer that would be an investment company but for Sections 3(c)(1)or3(c)(7) of the 1940 Act that is advised by such investment adviser, or any person controlling, controlled by, or under common control with such investment adviser. For purposes of this Agreement, a "Purchasing Fund's Sub-advisory Group" consists of any sub-adviser to a Purchasing Fund, any person controlling, controlled by, or under common control with such sub-adviser, and any investment company or issuer that would be an investment company but for Sections 3(c)(1)or3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised by such sub-adviser or any person controlling, controlled by or under common control with such sub-adviser.

     3. Each Purchasing Fund agrees that its investment adviser will waive fees otherwise payable to it by the Purchasing Fund in an amount at least equal to any compensation received by such investment adviser, or trustee or sponsor, or an affiliated person of the investment adviser, or trustee or sponsor, from a Trust in connection with the acquisition by the Purchasing Fund of Units. Each Purchasing Fund further agrees that any sub-adviser(s) of such Purchasing Fund will waive fees otherwise payable to such sub-adviser(s), directly or indirectly, by the Purchasing Fund in an amount at least equal to any compensation received by the sub-adviser(s), or an affiliated person of such sub-adviser(s), in connection with any investment(s) by the Purchasing Fund in a Trust made at the direction of such sub-adviser(s). In the event that a sub-adviser waives fees, under the preceding sentence, each Purchasing Fund agrees that it will require the relevant sub-adviser(s) to pass the benefit of the waiver through to the Purchasing Fund.

     4. No Purchasing Fund will cause, nor will it permit any Purchasing Fund Affiliate to cause, any existing or potential acquisition of Units by such Purchasing Fund to influence the terms of any services or transactions between a Purchasing Fund or Purchasing Fund Affiliate and a Trust or any Trust Affiliate. For purposes of this Agreement, the term "Purchasing Fund Affiliate" includes the investment adviser, sub-adviser and any promoter and principal underwriter of a Purchasing Fund, and any person controlling, controlled by, or under common control with any of those entities within the meaning of Section 2(a)(9) of the 1940 Act. For purposes of this Agreement, the term "Trust Affiliate" includes a promoter, sponsor or principal underwriter of a Trust, and any person controlling, controlled by, or under common control with any of those entities.

     5. Before any Purchasing Fund relies on the Order, the board of directors or trustees of the Purchasing Fund, including a majority of disinterested directors or trustees, will adopt procedures reasonably designed to assure that the investment adviser (or sub-adviser, if appropriate) is conducting the Purchasing Fund's investment program without taking into account any consideration received by the Purchasing Fund or any Purchasing Fund Affiliate from a Trust or any Trust Affiliate in connection with any services or transactions.

     6. No Purchasing Fund or Purchasing Fund Affiliate will cause a Trust to purchase a security from any Affiliated Underwriting. Nothing in this Agreement, however, shall limit the authority of the Trustee to accept and satisfy in-kind creation orders and redemption requests from a Purchasing Fund or an Underwriting Affiliate that is also an authorized participant in the ordinary course of business. For purposes of this Agreement, the term "Affiliated Underwriting" means an offering of securities during the existence of an underwriting or selling syndicate of which a principal underwriter is an Underwriting Affiliate. For purposes of this Agreement, the term "Underwriting Affiliate" means a principal underwriter in any underwriting or selling syndicate that is an officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor of the Purchasing Fund, or a person of which any such officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor is an affiliated person.

     7. No Purchasing Fund will acquire Units in excess of the limits of Section 12(d)(1)(A) unless and until such Purchasing Fund and such Trust have executed this Agreement and complied with the terms and conditions hereof.

     8. Each Purchasing Fund represents and warrants to each Trust that the Purchasing Fund's board of directors or trustees, its investment adviser and any sub-adviser have received a copy of and have read and understand the terms and conditions of the Order, and agree to fulfill their responsibilities under the Order. Each Purchasing Fund further represents and warrants to each Trust that the foregoing persons understand that the Order pertains only to investments in the Trusts and not to investments in any other investment company. Each Purchasing Fund understands that this Agreement is entered into in furtherance of, and pursuant to, the Order, and agrees that this Agreement shall be interpreted consistently therewith and that it will promptly notify the applicable Trust if it fails to comply with the Order with respect to such Trust.

     9. Each Purchasing Fund agrees that it has sole responsibility under the Order and this Agreement to monitor the limits of Section 12(d)(1)(A) as they pertain to its acquisition of Units.

     10. Each Purchasing Fund represents and warrants to each Trust that its investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     11. Each Purchasing Fund represents and warrants to each Trust that investments in a Trust will be accomplished in compliance with the Purchasing Fund's investment restrictions and consistent with the investment policies set forth in the Purchasing Fund's registration statement under the Securities Act of 1933 and the 1940 Act.

     12. Each Purchasing Fund and each Trust agree to preserve a copy of this Agreement, together with copies of the Order, for a period of not less than six years from the end of the fiscal year in which the most recent investment by the Purchasing Fund in a Trust in reliance on the Order occurred. For the first two years of such six-year period, the foregoing documents shall be maintained by the Purchasing Fund and the Trust in an easily accessible place.

     13. Each Purchasing Fund represents and warrants to each Trust that it understands and complies with the National Association of Securities Dealers, Inc. Conduct Rule 2830 and that any sales charge and/or service fees (other than customary brokerage fees) charged with respect to shares in the Purchasing Fund will not exceed the limits applicable to a fund-of-funds as set forth in that rule.

     14. Each Purchasing Fund that may acquire Units in excess of either (i) the 5% limit of Section 12(d)(1)(A)(ii) of the

1940 Act or (ii) the 10% limit of Section 12(d)(1)(A)(iii) of the 1940 Act represents and warrants to each Trust, and agrees, that its prospectus will disclose in "plain English" the fact that it does or may invest in exchange-traded funds such as the Trusts, the unique characteristics of a fund that invests in exchange-traded funds, and the related expenses.

     15. This Agreement is binding upon and inures to the benefit of the parties and their respective successors and assigns. No party may assign any of its rights under this Agreement without the prior written consent of the other party. Any purported assignment of rights in violation of this Section is void.

     16. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the parties need not appear on the same counterpart. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties. In proving this Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

     17. The laws of the Commonwealth of Massachusetts (without regard to choice of law principles) govern all matters arising out of or related to this Agreement.

     18. Any dispute arising out of or related to this Agreement which cannot be resolved through discussions between the parties shall be settled by binding arbitration before a panel of three arbitrators in accordance with and subject to the Commercial Arbitration Rules of the American Arbitration Association then applicable. Unless otherwise agreed upon by the parties, the arbitration hearings will be held in Boston, Massachusetts.

     19. This Agreement will continue until terminated in writing by either party:

     (i) upon thirty (30) days written notice to the other; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non-breaching party.

     20. The Purchasing Funds, severally and not jointly, agree to hold harmless, indemnify and defend each Trust, including any principals, directors or trustees, officers, employees and agents ("Trust Agents"), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions ("Claims") asserted against a Trust, including any Trust Agents, to the extent such Claims result from (i) a violation or alleged violation of any provision of this Agreement or (ii) a violation or alleged violation of the terms and conditions of the Order, in each case by the Purchasing Fund, its principals, directors or trustees, officers, employees, agents, advisers or if applicable, sub-advisers. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. This Section shall survive any termination of this Agreement.

     21. Each party giving or making any notice, including any information that either party is required to deliver to the other by the Order or this Agreement, shall give the notice in writing and shall use one of the following methods of delivery, each of which for purposes of this Agreement is a writing: (a) personal delivery; (b) registered or certified mail, in each case, return receipt requested and postage prepaid; (c) nationally recognized overnight courier, with all fees prepaid; or (d) e-mail (to all parties set forth below). Such notice shall be delivered to the address or email address set forth below (which may be changed from time to time upon written notice to the other party).

          If to a Purchasing Fund:

          Transamerica Series Trust
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attention: Dennis Gallagher
          Fax No.: 727-299-1832
          Phone No.: 727-299-1800
          e-mail:

          If to a Trust:

          Ryan Louvar
          State Street Bank and Trust Company
          Mail Stop CPH0326
          Copley Place, 5th Floor

          Boston, MA 02206
          email: rmlouvar@statestreet.com

          With a copy to: Fund Administration Legal Department
          email: metuttle@statestreet.com and sehabeeb@statestreet.com

     22. With the exception of the contact information listed in Section 21, which may be changed from time to time upon written notice to the other party, the parties may amend this Agreement only by a written agreement signed by the party against whom enforcement of the amendment is sought.

     23. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

     24. Any of the provisions of this Agreement notwithstanding, each Purchasing Fund represents and warrants to each Trust that it operates, and will continue to operate, in compliance with the 1940 Act, and the Commission's rules and regulations thereunder. Each Purchasing Fund agrees that each Trust is entitled to rely on the representations contained in this Agreement and that the Trusts have no independent duty to monitor the Purchasing Fund's or its investment adviser's or, if applicable, its sub- adviser's compliance with this Agreement, the Order, the 1940 Act, or the Commission's rules and regulations thereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of May, 2009.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A

                                        NAME OF PURCHASING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer

DIAMONDS(R) TRUST, SERIES 1


By: State Street Bank and Trust
    Company, Trustee


By: /s/ Gary L. French
    ---------------------------------
Name: Gary L. French
Title: Senior Vice President


STANDARD & POOR'S DEPOSITARY RECEIPTS
TRUST, SERIES 1


By: State Street Bank and Trust
Company, Trustee


By: /s/ Gary L. French
    ---------------------------------
Name: Gary L. French
Title: Senior Vice President

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                         THE SELECT SECTOR SPDR(R) TRUST
                           SPDR(R) INDEX SHARES FUNDS
                              SPDR(R) SERIES TRUST

                            INVESTING FUND AGREEMENT

     This Investing Fund Agreement ("Agreement") is made as of the date set forth below between The Select Sector SPDR Trust, SPDR Series Trust and SPDR Index Shares Funds (each, a "Trust" and collectively, the "Trusts"), severally and not jointly, and the registered investment companies named on Schedule A, severally and not jointly, each on behalf of their current and any future series as an investing fund (each, an "Investing Fund" and collectively, the "Investing Funds").

     WHEREAS, Section 12(d)(1)(A) ("Section 12(d)(1)(A)") of the Investment Company Act of 1940, as amended (the "1940 Act"), limits investment by an "investment company", as defined in the 1940 Act and affiliates of such company in any other investment company that is registered under the 1940 Act; and

     WHEREAS, each Trust is an investment company registered as such under the 1940 Act; and

     WHEREAS, each Trust is organized as a series fund with multiple separate series (each such series, a "Portfolio"); and

     WHEREAS, each Investing Fund is a registered investment company or otherwise meets the definition of "investment company" under the 1940 Act; and

     WHEREAS, the Securities and Exchange Commission (the "Commission") has granted an order (Rel.No.IC-26419, April 19, 2004) exempting the Trusts and certain registered investment companies investing in the Trusts from the limits of Section 12(d)(1)(A) (such order and the application therefore together, the "Order"); and

     WHEREAS, in reliance on the Order, each Investing Fund may acquire shares in each Trust ("Shares") in excess of the limits imposed by Section 12(d)(1)(A); and

     WHEREAS, pursuant to the conditions set forth in the Order, each Investing Fund must enter into a written agreement with each Trust prior to acquiring Shares in excess of the limits imposed by Section 12(d)(1)(A).

     NOW, THEREFORE, each Trust and each Investing Fund agree as follows:

     1. The term "Trust" as used herein shall be deemed to also refer to each Portfolio. Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Order.

     2. The members of an Investing Fund Adviser Group (individually or in the aggregate) will not hold or beneficially own more than 25 percent of the outstanding Shares or otherwise control a trust within the meaning of Section 2(a)(9) of the 1940 Act. The members of an Investing Fund Sub-adviser Group (individually or in the aggregate) will not hold or beneficially own more than 25 percent of the outstanding Shares or otherwise control a Trust within the meaning of Section 2(a)(9) of the 1940 Act. If, as a result of a decrease in a Trust's outstanding Shares, an Investing Fund Adviser Group or any Investing Fund Sub-adviser Group, each in the aggregate, becomes a holder or beneficial owner of more than 25 percent of the outstanding Shares, each Investing Fund agrees that its Investing Fund Adviser Group or Investing Fund Sub-adviser Group, as applicable, will vote its Shares in the same proportion as the vote of all other shareholders. For purposes of this Agreement, an "Investing Fund Adviser Group" consists of an Investing Fund's investment adviser or manager, sponsor and/or depositor, as applicable, and any person controlling, controlled by, or under common control with the Investing Fund's investment adviser or manager, sponsor and/or depositor, and any issuer that would be an investment company but for Sections 3(c)(1)or3(c)(7) of the 1940 Act that is advised by the Investing Fund's investment adviser or manager or sponsored by the Investing Fund's sponsor and/or depositor, or any person controlling, controlled by, or under common control with the Investing Fund's investment adviser or manager, sponsor and/or depositor, as applicable. For purposes of this Agreement, an "Investing Fund Sub-adviser Group" consists of any sub-adviser to an Investing Fund, any person controlling, controlled by, or under common control with such sub-adviser, and any investment company or issuer that would be an investment company but for Sections 3(c)(1)or3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised by such sub-adviser or any person controlling, controlled by or under common control with such sub-adviser. This condition does not apply to an Investing Fund Sub-Advisory Group to the extent that the sub-adviser or a person controlled by or under common control with the sub-adviser acts as the investment adviser to a Trust.

     3. Each Investing Fund agrees that its investment adviser, or trustee or sponsor, as applicable, will waive fees otherwise payable to it by the Investing Fund in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by a Trust under rule 12b-1 under the 1940 Act) received by such investment adviser, or trustee or sponsor, or an affiliated person of the investment adviser, or trustee or sponsor, from a Trust, other than any investment advisory fees paid to the investment adviser or trustee or sponsor or its affiliated person by such Trust, in connection with the acquisition by the Investing Fund of Shares. Each Investing Fund further agrees that any sub-adviser(s) of such Investing Fund will waive fees otherwise payable to such sub-adviser(s), directly or indirectly, by the Investing Fund in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by a Trust under rule 12b-1 under the 1940 Act) received by the sub-adviser(s), or an affiliated person of the such sub-adviser(s), other than any advisory fees paid to the investment sub-adviser or its affiliated person by such Trust, in connection with any investment(s) by the Investing Fund in such Trust made at the direction of such sub-adviser(s). In the event that a sub-adviser waives fees under the preceding sentence, the Investing Fund agrees that it will require the relevant sub-adviser(s) to pass the benefit of the waiver through to the Investing Fund.

     4. No Investing Fund or Investing Fund Affiliate will cause any existing or potential acquisition of Shares by an Investing Fund to influence the terms of any services or transactions between the Investing Fund or Investing Fund Affiliate and a Trust or any Trust Affiliate. For purposes of this Agreement, the term "Investing Fund Affiliate" includes an investment adviser, sub-adviser, sponsor, promoter, and principal underwriter of an Investing Fund, and any person controlling, controlled by, or under common control with any of those entities within the meaning of Section 2(a)(9) of the 1940 Act. For purposes of this Agreement, the term "Trust Affiliate" includes an investment adviser, promoter, sponsor, and principal underwriter of a Trust, and any person controlling, controlled by, or under common control with any of those entities.

     5. If an Investing Fund is a "management company," as defined in Section 4 of the 1940 Act (a "Management Company"), before that Investing Fund relies on the Order, the board of directors or trustees of such Investing Fund, including a majority of disinterested directors or trustees, will adopt procedures reasonably designed to assure that the Investing Fund's investment adviser, (and sub-adviser, if appropriate) is conducting the Investing Fund's investment program without taking into account any consideration received by the Investing Fund or any Investing Fund Affiliate from a Trust or any Trust Affiliate in connection with any services or transactions. Proper evidence of such approval, including but not limited to, certified resolutions of the Board as to the foregoing approval, shall be provided to a Trust upon request.

     6. No Investing Fund or Investing Fund Affiliate will cause a Trust to purchase a security from any Affiliated Underwriting, except to the extent that it is acting in its capacity as an investment adviser to the Trust. Nothing in this Agreement, however, shall limit the authority of a Trust to accept and satisfy in-kind creation orders and redemption requests from an Investing Fund or an Underwriting Affiliate that is also an authorized participant in the ordinary course of business. For purposes of this Agreement, the term "Affiliated Underwriting" means an offering of securities during the existence of an underwriting or selling syndicate of which a principal underwriter is an Underwriting Affiliate. For purposes of this Agreement, the term "Underwriting Affiliate" means a principal underwriter in any underwriting or selling syndicate that is an officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor of an Investing Fund, or a person of which any such officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor is an affiliated person. An Underwriting Affiliate does not include any person whose relationship to a Trust is covered by Section 10(f) of the 1940 Act.

     7. No Investing Fund will acquire Shares in excess of the limits of Section 12(d)(1)(A) unless and until such Investing Fund and the applicable Trust have executed this Agreement and complied with the terms and conditions hereof. An Investing Fund will promptly notify a Trust in writing (as defined in Section 21 below) at the time its investment in Shares of such Trust exceeds the limits in
Section 12(d)(1)(A)(i) or thereafter falls below the limits of Section 12(d)(1)(A)(i). At such time, the Investing Fund will also transmit to such Trust a list of the names of each Investing Fund Affiliate and Underwriting Affiliate. The Investing Fund will notify such Trust of any changes to the list of names as soon as reasonably practicable after the change occurs.

     8. Each Investing Fund represents and warrants to each Trust that the Investing Fund's board of directors or trustees, trustee, investment adviser or manager, sponsor, and/or depositor, as applicable, have received a copy of and have read and understand the terms and conditions of the Order, and agree to fulfill their responsibilities under the Order. Each Investing Fund further represents and warrants to each Trust that the foregoing persons understand that the Order pertains only to investments in the Trusts and not to investments in any other investment company. Each Investing Fund understands that this Agreement is entered into in furtherance of, and pursuant to, the Order, and agrees that this Agreement shall be interpreted consistently therewith and that it will promptly notify the applicable Trust if it fails to comply with the Order with respect to such Trust.

     9. Each Investing Fund agrees that it has sole responsibility under the Order and this Agreement to monitor the limits of Section 12(d)(1)(A) as they pertain to its acquisition of Shares.

     10. Each Investing Fund represents and warrants to each Trust that, if it is a Management Company, its investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or is exempt from such registration.

     11. Each Investing Fund represents and warrants to each Trust that investments in a Trust will be accomplished in compliance with the Investing Fund's investment restrictions and consistent with the investment policies set forth in the Investing Fund's registration statement under the Securities Act of 1933 and the 1940 Act.

     12. Each Investing Fund and each Trust agree that each shall preserve a copy of this Agreement, together with copies of the Order for a period of not less than six (6) years from the end of the fiscal year in which the most recent investment by the Investing Fund in a Trust occurred. For the first two (2) years of such six-year period, the foregoing documents shall be maintained by the Investing Fund and the Trust in an easily accessible place.

     13. Each Investing Fund represents and warrants to each Trust that it understands and complies with the National Association of Securities Dealers, Inc. Conduct Rule 2830 and that any sales charge and/or service fees (other than customary brokerage fees) charged with respect to shares in an Investing Fund will not exceed the limits applicable to a fund-of-funds as set forth in that rule.

     14. If it is acquiring Shares in excess of either (i) the 5% limit of
Section 12(d)(1)(A)(ii) of the 1940 Act or (ii) the 10% limit of Section 12(d)(1)(A)(iii) of the 1940 Act, each Investing Fund represents and warrants to each Trust, and agrees, that its prospectus will disclose in "plain English" the fact that it does or may invest in exchange-traded funds ("ETFs") such as the Trusts, the unique characteristics of a fund that invests in ETFs, and the related expenses.

     15. This Agreement is binding upon and inures to the benefit of the parties and their respective successors and assigns. No party may assign any of its rights under this Agreement without the prior written consent of the other party. Any purported assignment of rights in violation of this Section is void.

     16. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the parties need not appear on the same counterpart. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties. In proving this Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

     17. The laws of the Commonwealth of Massachusetts (without regard to choice of law principles) govern all matters arising out of or related to this Agreement.

     18. Any dispute arising out of or related to this Agreement which cannot be resolved through discussions between the parties shall be settled by binding arbitration before a panel of three arbitrators in accordance with and subject to the Commercial Arbitration Rules of the American Arbitration Association then applicable. Unless otherwise agreed upon by the parties, the arbitration hearings will be held in Boston, Massachusetts.

     19. This Agreement will continue until terminated in writing by either party:

     (i) upon thirty (30) days written notice to the other; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non-breaching party.

     20. The Investing Funds, severally and not jointly, agree to hold harmless, indemnify and defend each Trust, including any principals, directors or trustees, officers, employees and agents ("Trust Agents"), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions ("Claims") asserted against a Trust, including any Trust Agents, to the extent such Claims result from (i) a violation or alleged violation of any provision of this Agreement or (ii) a violation or alleged violation of the terms and conditions of the Order, in each case by the Investing Fund, its principals, directors or trustees, officers, employees, agents, advisers or if applicable, sub-advisers. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. This Section shall survive any termination of this Agreement.

     21. Each party giving or making any notice, including any information that either party is required to deliver to the other by the Order or this Agreement, shall give the notice in writing and shall use one of the following methods of delivery, each of which for purposes of this Agreement is a writing: (a) personal delivery; (b) registered or certified mail, in each case, return receipt requested and postage prepaid; (c) nationally recognized overnight courier, with all fees prepaid; or (d) e-mail (to all parties set forth below). Such notice shall be delivered to the address or email address set forth below (which may be changed from time to time upon written notice to the other party).

     If to a Purchasing Fund:

     Transamerica Series Trust
     570 Carillon Parkway
     St. Petersburg, FL 33716
     Attention: Dennis Gallagher
     Fax No.: 727-299-1832
     Phone No.: 727-299-1800
     e-mail:

     If to a Trust:

     Ryan Louvar
     State Street Bank and Trust Company
     Mail Stop CPH0326
     Copley Place, 5th Floor
     Boston, MA 02206
     email: rmlouvar@statestreet.com

     With a copy to: Fund Administration Legal Department
     email: metuttle@statestreet.com and sehabeeb@statestreet.com

     22. With the exception of the contact information listed in Section 21, which may be changed from time to time upon written notice to the other party, the parties may amend this Agreement only by a written agreement signed by the party against whom enforcement of the amendment is sought.

     23. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

     24. Any of the provisions of this Agreement notwithstanding, each Investing Fund represents and warrants to the Trusts that it operates, and will continue to operate, in compliance with the 1940 Act, and the Commission's rules and regulations thereunder. Each Investing Fund agrees that a Trust is entitled to rely on the representations contained in this Agreement and that the Trusts have no independent duty to monitor the Investing Fund's or its investment adviser's or, if applicable, its sub- adviser's compliance with this Agreement, the Order, the 1940 Act, or the Commission's rules and regulations thereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of May, 2009.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A

                                        NAME OF INVESTING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and Chief
                                               Investment Officer


THE SELECT SECTOR SPDR(R) TRUST, ON
BEHALF OF EACH OF ITS SERIES


By: State Street Bank and Trust
    Company, Trustee


By: /s/ Gary L. French
    ---------------------------------
Name: Gary L. French
Title: President


SPDR(R) SERIES TRUST, ON BEHALF OF
EACH OF ITS SERIES


By: State Street Bank and Trust
    Company, Trustee


By: /s/ Gary L. French
    ---------------------------------
Name: Gary L. French
Title: Treasurer


SPDR(R) INDEX SHARES FUND, ON BEHALF
OF EACH OF ITS SERIES


By: State Street Bank and Trust
    Company, Trustee


By: /s/ Gary L. French
    ---------------------------------
Name: Gary L. French
Title: Treasurer

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                          12(D)(1) INVESTING AGREEMENT

     This INVESTING AGREEMENT (the "Agreement"), dated effective as of May 1, 2008, is between Transamerica Series Trust, a Delaware Statutory Trust organized under the laws of Delaware, on behalf of itself and its separate series listed on Schedule A (each, an "Investing Fund"), severally and not jointly, and the investment trusts listed on Schedule B (the "Vanguard Trusts"), on behalf of themselves and their respective series listed on Schedule B (each, a "Vanguard Fund"), severally and not jointly.

     WHEREAS, the Investing Funds and the Vanguard Funds are open-end management investment companies that are registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, Sections 12(d)(1)(A) and (B) of the 1940 Act limit the ability of an investment company to invest in shares of another investment company, and therefore limit the ability of an Investing Fund to invest in shares of a Vanguard Fund;

     WHEREAS, the Vanguard Trusts, on behalf of each of the Vanguard Funds, have obtained from the SEC an order, Investment Company Act Release No. 27386, dated May 31, 2006 (the "Order") that permits the Investing Funds to acquire shares of the Vanguard Funds in excess of the limits set forth in Sections 12(d)(1)(A) and
(B) in accordance with the representations and conditions in the application filed to obtain the Order, File No. 812-13157, dated May 17, 2006 (the "Application"); and

     WHEREAS, the Investing Funds, from time to time, may want to acquire shares of one or more Vanguard Funds in excess of the limitations of Sections 12(d)(1)(A) and (B) in reliance on the Order.

     NOW, THEREFORE, in consideration of the potential benefits to the Investing Funds and the Vanguard Funds arising out of the investment by the Investing Funds in the Vanguard Funds, the parties agree as follows:

4.   Representations and Obligations of the Vanguard Funds

     (a) The Vanguard Funds have provided to the Investing Funds through their investment adviser and designated agent, Transamerica Asset Management, Inc., true copies of: (i) the Application, (ii) the Notice of Application, Investment Company Act Release No. 27314, dated May 5, 2006 (the "Notice") and (iii) the Order.

     (b) Pursuant to Condition 8 of the Order, each Vanguard Fund represents and warrants that its board of trustees and its investment adviser understand the terms and conditions of the Order and that each agrees to fulfill its responsibilities under the Order.

     (c) The Vanguard Funds agree (i) to adhere to the terms and conditions of the Order and this Agreement and to participate in the proposed transactions in a manner that addresses the concerns underlying the Order and (ii) to promptly notify the Investing Funds if a Vanguard Fund fails to comply with the terms and conditions of the Order or this Agreement.

5.   Representations and Obligations of the Investing Funds

     (a) The Investing Funds hereby acknowledge receipt of the Application, the Notice of Application and the Order.

     (b) Pursuant to Condition 8 of the Order, each Investing Fund represents and warrants that its board of trustees and its investment adviser understand the terms and conditions of the Order and that each agrees to fulfill its responsibilities under the Order.

     (c) Pursuant to Condition 8 of the Order, each Investing Fund will promptly notify the Vanguard Funds in writing (which notification may be via electronic mail to their designated Vanguard sales executive) at such time as its investment in the Vanguard Funds (i) exceeds any of the limits in
     Section 12(d)(1)(A)(i) or thereafter, (ii) falls below any of the limits in Section 12(d)(1)(A)(i). Each Investing Fund hereby acknowledges and agrees that it may rely on the Order to invest in shares of the Vanguard Funds only.

     (d) Each Investing Fund: (i) agrees to adhere to the terms and conditions of the Order and this Agreement, and to participate in the proposed transactions in a manner that addresses the concerns underlying the Order;
     (ii) represents that investments in the Vanguard Funds will be consistent with the investment policies set forth in the Investing Fund's registration statement; (iii) in the event that it exceeds the 5% or 10% limitation in Sections 12(d)(1)(A)(ii) and (iii), agrees to disclose in its prospectus the unique characteristics of investing in investment companies, including but not limited to, the expense structure and any additional expenses of investing in investment companies; and (iv) agrees to promptly notify the Vanguard Fund if such Investing Fund fails to comply with the terms and conditions of the Order or this Agreement.

6.   Indemnification

     (a) The Investing Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Vanguard Funds, including any principals, directors or trustees, officers, employees and agents ("Vanguard Agents"), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions ("Claims") asserted against the Vanguard Fund, including any Vanguard Agents, to the extent such Claims result from
     (i) a violation or alleged violation of any provision of this Agreement or
     (ii) a violation or alleged violation of the terms and conditions of the Order, in each case by the Investing Fund, its principals, directors or trustees, officers, employees, agents, advisors or if applicable, subadvisors.

     (b) The Vanguard Funds, severally and not jointly, agree to hold harmless, indemnify and defend each Investing Fund, including any principals, directors or trustees, officers, employees and agents ("Investing Fund Agents"), against and from any and all losses, costs, expenses or liabilities incurred by or Claims asserted against an Investing Fund, including any Investing Fund Agents, to the extent such Claims result from
     (i) a violation or alleged violation of any provision of this Agreement or
     (ii) a violation or alleged violation of the terms and conditions of the Order, in each case by the Vanguard Fund, its principals, directors or trustees, officers, employees, agents or advisors.

     (c) Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims.

4.   Notices

     Except as otherwise noted, all notices, including all information that either party is required to provide under the terms of this Agreement and the terms and conditions of the Order, shall be in writing and shall be delivered to the contact identified below by (i) Federal Express or other comparable overnight courier, (ii) registered or certified mail, postage prepaid, return receipt requested, or (iii) facsimile with confirmation during normal business hours. All notices, demands or requests so given will be deemed given when actually received as evidenced by written confirmation thereof.

     If to an Investing Fund:

          Dennis P. Gallagher, General Counsel
          Transamerica Series Trust
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Tel: 727-299-1821
          Fax: 727-299-1832
          Email: dgallagher@aegonusa.com

     If to the Vanguard Funds:

          Barry A. Mendelson
          100 Vanguard Boulevard, V26
          Malvern, PA  19355
          Tel: (610) 503-2398
          Fax: (610) 669-6600
          Email: barry_mendelson@vanguard.com

5.   Termination; Governing Law, Dispute Resolution

     (a) This Agreement will continue until terminated in writing by either party (i) upon thirty (30) days' notice to the other party or (ii) immediately if the other party breaches any of its material obligations under this Agreement and such breach is not cured within fifteen (15) days following delivery of written notice of such breach.

     (b) This Agreement will be governed by Pennsylvania law without regard to choice of law principles.

     (c) Any dispute arising out of or related to this Agreement which cannot be resolved through discussions between the parties shall be settled by binding arbitration before a panel of three arbitrators in accordance with and subject to the Commercial Arbitration Rules of the American Arbitration Association then applicable. Unless otherwise agreed upon by the parties, the arbitration hearings will be held in Philadelphia, Pennsylvania.

6.   Miscellaneous

     (a) This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party. Any assignment in contravention of this Section shall be null and void.

     (b) Except as expressly set forth herein, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

     (c) With the exception of Schedules A, B, and C, no amendment, modification, or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized representative of each party.

     (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of both parties hereto. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed an original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Transamerica Series Trust, on behalf of itself and each Investing Fund listed on Schedule A


/s/ Christopher A. Staples
-------------------------------------
Print Name: Christopher A. Staples
Title: Vice President, Chief Investment Officer

EACH OF THE VANGUARD TRUSTS, on behalf of itself and the Vanguard Funds listed on Schedule B


/s/ Arthur S. Gabinet
-------------------------------------
Print Name: Arthur S. Gabinet
Title: Assistant Secretary

                                   SCHEDULE A

                             List of Investing Funds

Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Efficient Markets VP
Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                                   SCHEDULE B

    LIST OF VANGUARD TRUSTS AND VANGUARD FUNDS THAT OFFER AN ETF SHARE CLASS

VANGUARD BOND INDEX FUNDS
     Vanguard Intermediate-Term Bond Index Fund
     Vanguard Long-Term Bond Index Fund
     Vanguard Short-Term Bond Index Fund
     Vanguard Total Bond Market Index Fund

VANGUARD INDEX FUNDS
     Vanguard Extended Market Index Fund
     Vanguard Growth Index Fund
     Vanguard Mid-Cap Index Fund
     Vanguard Mid-Cap Growth Index Fund
     Vanguard Mid-Cap Value Index Fund
     Vanguard Small-Cap Index Fund
     Vanguard Small-Cap Growth Index Fund
     Vanguard Small-Cap Value Index Fund
     Vanguard Total Stock Market Index Fund
     Vanguard Value Index Fund
     Vanguard Large-Cap Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
     Vanguard Emerging Markets Stock Index Fund
     Vanguard European Stock Index Fund
     Vanguard FTSE All-World ex-US Index Fund
     Vanguard FTSE All-World ex-US Small-Cap Index Fund
     Vanguard Pacific Stock Index Fund
     Vanguard Total World Stock Index Fund

VANGUARD SPECIALIZED FUNDS
     Vanguard Dividend Appreciation Index Fund
     Vanguard REIT Index Fund

VANGUARD TAX-MANAGED FUNDS
     Vanguard Europe Pacific ETF

VANGUARD WHITEHALL FUNDS
     Vanguard High Dividend Yield Index Fund

                                   SCHEDULE B

    LIST OF VANGUARD TRUSTS AND VANGUARD FUNDS THAT OFFER AN ETF SHARE CLASS

VANGUARD WORLD FUNDS
     Vanguard Consumer Discretionary Index Fund
     Vanguard Consumer Staples Index Fund
     Vanguard Energy Index Fund
     Vanguard Extended Duration Treasury Index Fund
     Vanguard Financials Index Fund
     Vanguard Health Care Index Fund
     Vanguard Industrials Index Fund
     Vanguard Information Technology Index Fund
     Vanguard Materials Index Fund
     Vanguard Mega Cap 300 Index Fund
     Vanguard Mega Cap 300 Growth Index Fund
     Vanguard Mega Cap 300 Value Index Fund
     Vanguard Telecommunication Services Index Fund
     Vanguard Utilities Index Fund

                                   SCHEDULE C

           INFORMATION PROVIDED WITH RESPECT TO MONITORING PROCEDURES

Pursuant to the Order granted by the SEC and this Agreement, the Investing Funds must monitor their individual and aggregate ownership of each Vanguard Fund. In order to accurately monitor ownership levels, the Vanguard Funds must provide the Investing Funds with the information necessary to calculate the Investing Funds' individual and aggregate ownership levels.

Consequently, in connection with this Agreement, Vanguard agrees to electronically deliver a spreadsheet showing the total assets in each Vanguard portfolio, which includes each Vanguard ETF Fund, as listed in Schedule B ("MONITORING INFORMATION"), as of the close of trading on the New York Stock Exchange ("BUSINESS DAY").

     - Vanguard will automatically provide this Monitoring Information to the individuals listed below once a month by the close of trading on the NYSE (generally, 4 p.m. U.S. Eastern Time) on the first Business Day of each month and on the record date for any shareholder vote.

     - Vanguard also agrees to provide such Monitoring Information upon request by an Investing Fund, or on behalf of an Investing Fund, for a specific Vanguard Fund and a specific time so that the Investing Funds can monitor compliance.

On behalf of the Vanguard Funds, the Monitoring Information must be sent, as described above, to the names and email addresses of the following individuals:

NAME               TITLE                  EMAIL ADDRESS                 PHONE NUMBER
----               --------------------   ---------------------------   ------------
Tony Pedata        Compliance             tpedata@aegonusa.com          727.557.3102
Christopher Frye   Compliance             cfrye@aegonusa.com            727.557.2926
Tina Jebb          Compliance             tjebb@aegonusa.com            727.557.3127

When requesting updated Monitoring Information, the Investing Funds must direct their request to the following individuals:

NAME               TITLE                  EMAIL ADDRESS                 PHONE NUMBER
----               --------------------   ---------------------------   ------------
Heath Borders      Sales Analyst          heath_borders@vanguard.com    610.503.0436
Tony Salvi         Sales Executive        tony_salvi@vanguard.com       610.669.0151
Amy Oberly         Relationship Manager   amy_oberly@vanguard.com       610.669.4454
Jim Spofford       Relationship           james_spofford@vanguard.com   610.669.8039
                   Administrator

                            MARKET VECTORS ETF TRUST
                            INVESTING FUND AGREEMENT

     This Investing Fund Agreement (the "Agreement") is made as of the date set forth below between the Market Vectors ETF Trust (the "Trust") and Transamerica Series Trust ("TST"), on behalf of itself or each of its series listed on Exhibit A attached hereto (each, an "Investing Fund").

     WHEREAS, Section 12(d)(1)(A) ("Section 12(d)(1)(A)") of the Investment Company Act of 1940, as amended (the "1940 Act"), limits investment by an investment company, as defined in the 1940 Act, and affiliates of such company, in any other investment company that is registered under the 1940 Act; and

     WHEREAS, the Trust is an investment company registered as such under the 1940 Act; and is organized as a series fund with multiple separate series (each such series an "ETF" and collectively the "ETFs"); and

     WHEREAS, TST is a registered investment company under the 1940 Act, and each Investing Fund has been duly formed or organized as a series of TST; and

     WHEREAS, the Securities and Exchange Commission (the "Commission") has granted orders (Rel. No. IC-27311 dated May 2, 2006, Rel. No. IC-27694 dated January 31, 2007 and Rel. No. IC-28007 dated September 29, 2007) exempting the Trust and certain investment companies investing in the Trust from the limits of
Section 12(d)(1)(A) (such orders and the application therefor together, the "Order"); and

     WHEREAS, in reliance on the Order, the Investing Fund may acquire shares in the ETFs ("Shares") in excess of the limits imposed by Section 12(d)(1)(A); and

     WHEREAS, pursuant to the conditions set forth in the Order, each Investing Fund must enter into a written agreement with the Trust prior to acquiring Shares in excess of the limits imposed by Section 12(d)(1)(A);

     NOW, THEREFORE, the Trust and TST, on behalf of each Investing Fund, agree as follows:

1. Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Order.

2. The members of the Investing Fund Adviser Group will not control (individually or in the aggregate) an ETF within the meaning of Section 2(a)(9) of the 1940 Act. The members of an Investing Fund Sub-adviser Group will not control (individually or in the aggregate) an ETF within the meaning of Section 2(a)(9) of the 1940 Act. If, as a result, of a decrease of the outstanding voting securities of an ETF, the Investing Fund Adviser Group or the Investing Fund Sub-adviser Group, each in the aggregate, becomes a holder of more than 25 percent of the outstanding voting securities of an ETF, it will vote its shares of the ETF in the same proportion as the vote of all other holders of the ETF's shares. This condition does not apply to the Investing Fund Sub-adviser Group with respect to an ETF for which the Investing Fund Sub-adviser or a person controlling, controlled by, or under common control with the Investing Fund Sub-adviser acts as the investment adviser within the meaning of Section 2(a)(20)(A) of the 1940 Act (in the case of an Open-end ETF) or as the sponsor (in the case of a UIT ETF).

     For purposes of this Agreement, the "Investing Fund Adviser Group" consists of the Investing Fund investment adviser or manager, sponsor, and/or depositor, as applicable, and any person controlling, controlled by, or under common control with the Investing Fund's investment adviser or manager, sponsor and/or depositor, and any investment company and any issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act that is advised by the Investing Fund's adviser or manager or sponsored by the Investing Fund's sponsor and/or depositor, or any person controlling, controlled by, or under common control with the Investing Fund's investment adviser or manager, sponsor, and/or depositor, as applicable. For purposes of this Agreement, a "Investing Fund Sub-adviser Group" consists of any sub-adviser to such Investing Fund, any person controlling, controlled by, or under common control with such sub-adviser, and any investment company or issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised by such sub-adviser or any person controlling, controlled by or under common control with such sub-adviser.

3. The Investing Fund Adviser, or Trustee or Sponsor of an Investing Trust, will waive fees otherwise payable to it by the Investing Management Company or Investing Trust, as applicable, in an amount at least equal to any compensation

     (including fees received pursuant to any plan adopted by an ETF under Rule 12b-1 under the 1940 Act) received from an ETF by the Investing Fund Adviser, Trustee or Sponsor, or an affiliated person of the Investing Fund Adviser, Trustee or Sponsor, other than any advisory fees paid to the Investing Fund Adviser, Trustee, or Sponsor or its affiliated person by the ETF, in connection with the investment by the Investing Management Company or Investing Trust, as applicable, in the ETF. Any Investing Fund Sub-adviser will waive fees otherwise payable to the Investing Fund Sub-adviser, directly or indirectly, by the Investing Management Company in an amount at least equal to any compensation received from an ETF by the Investing Fund Sub-adviser, or an affiliated person of the Investing Fund Sub-adviser, other than any advisory fees paid to the Investing Fund Sub-adviser or its affiliated person by the ETF, in connection with any investment by the Investing Management Company in the ETF made at the direction of the Investing Fund Sub-adviser. In the event that the Investing Fund Sub-adviser waives fees, the benefit of the waiver will be passed through to the Investing Management Company.

4. Before approving any advisory contract under Section 15 of the 1940 Act, the board of directors or trustees of each Investing Management Company, including a majority of the disinterested directors or trustees, will find that the advisory fees charged under such advisory contract are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory contract(s) of an ETF in which the Investing Management Company may invest. These findings and their basis will be recorded fully in the minute books of the appropriate Investing Management Company

5. The Investing Fund or Investing Fund Affiliate will not cause any existing or potential investment by the Investing Fund in an ETF to influence the terms of any services or transactions between the Investing Fund or Investing Fund Affiliate and the ETF or ETF Affiliate.

     For purposes of this Agreement, the term "Investing Fund Affiliate" includes an investment adviser, sub-adviser, sponsor, promoter, and principal underwriter of a Investing Fund, and any person controlling, controlled by, or under common control with any of those entities within the meaning of Section 2(a)(9) of the 1940 Act.

6. If the Investing Fund is a management company, as defined in Section 4 of the 1940 Act (a "Management Company"), before the Investing Fund relies on the Order, the board of directors or trustees of an Investing Management Company, including a majority of the disinterested directors or trustees, will adopt procedures reasonably designed to assure that the Investing Fund Adviser and any Investing Fund Sub-adviser are conducting the investment program of the Investing Management Company without taking into account any consideration received by the Investing Management Company or an Investing Fund Affiliate from an ETF or an affiliate of an ETF in connection with any services or transactions. Proper evidence of such approval, including but not limited to, certified resolutions of the Board as to the foregoing approval, shall be provided to the Trust upon request.

7. No Investing Fund or Investing Fund Affiliate will cause a ETF to purchase a security in any Affiliated Underwriting, except to the extent that it is acting in its capacity as an investment adviser to the Trust. Nothing in this Agreement, however, shall limit the authority of the Trust to accept and satisfy in-kind creation orders and redemption requests from an Investing Fund or an Underwriting Affiliate that is also an Authorized Participant in the ordinary course of business.

     For purposes of this Agreement, the term "Affiliated Underwriting" means an offering of Securities during the existence of an underwriting or selling syndicate of which a principal underwriter is an Underwriting Affiliate. For purposes of this Agreement, the term "Underwriting Affiliate" means a principal underwriter in any underwriting or selling syndicate that is an officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor of the Investing Fund, or a person of which any such officer, director, member of an advisory board, investment adviser, sub-adviser, employee or sponsor is an affiliated person. An Underwriting Affiliate does not include any person whose relationship to the Trust is covered by Section 10(f) of the 1940 Act.

8.   The Investing Fund will not acquire Shares in excess of the limits of
     Section 12(d)(1)(A) unless and until the Investing Fund and the Trust have executed this Agreement and complied with the terms and conditions hereof. At the time of its investment in Shares of a ETF in excess of the limit in
     Section 12(d)(1)(A)(i), an Investing Fund will notify the Trust of the investment. At such time, the Investing Fund will also transmit to the Trust a list of the names of each Investing Fund Affiliate and Underwriting Affiliate. The Investing Fund will notify the Trust of any changes to the list of names as soon as reasonably practicable after the change occurs.

9. TST, on behalf of each Investing Fund, represents and warrants to the Trust that TST's board of directors or trustees, trustee, investment adviser or manager, sponsor, and/or depositor, as applicable, have received a copy of and have read and understand the terms and conditions of the Order, and agree to fulfill their responsibilities under the Order. TST, on behalf of each Investing Fund, further represents and warrants to the Trust that the foregoing persons understand that the Order pertains only to investments in the Trust and not to investments in any other investment company. TST understands that this Agreement is entered into in furtherance of, and pursuant to, the Order, and agrees that this Agreement shall be interpreted consistently therewith.

10. TST, on behalf of each Investing Fund, agrees that it has sole responsibility under the Order and this Agreement to monitor the limits of
     Section 12(d)(1)(A) as they pertain to its acquisition of Shares.

11. TST, on behalf of each Investing Fund, represents and warrants to the Trust that, if it is a Management Company, its investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or is exempt from such registration.

12. TST, on behalf of each Investing Fund, represents and warrants to the Trust that, if it purchases Creation Units directly from the Trust, it will do so only in compliance with the Investing Fund's investment restrictions and only if so doing is consistent with the investment policies set forth in the Investing Fund's registration statement under the Securities Act of 1933.

13. TST and the Trust agree that each shall preserve a copy of this Agreement, the list of Investing Fund Affiliates and Underwriting Affiliates and a copy of the Order for the duration of the investment and for a period of not less than six (6) years thereafter, the first two years shall be maintained by the Investing Fund and the Trust in an easily accessible place.

14. TST, on behalf of each Investing Fund, represents and warrants to the Trust that it understands and complies with the National Association of Securities Dealers, Inc. Conduct Rule 2830 and that any sales charge and/or service fees (other than customary brokerage fees) charged with respect to shares in the Investing Fund will not exceed the limits applicable to a fund of funds as set forth in that rule.

15. If it is acquiring Shares in excess of either (i) the 5% limit of Section 12(d)(1)(A)(ii) of the 1940 Act or (ii) the 10% limit of Section 12(d)(1)(A)(iii) of the 1940 Act, TST, on behalf of each Investing Fund, represents and warrants to the Trust, and agrees, that its prospectus will disclose in "plain English" the fact that it does or may invest in exchange-traded funds such as the Trust, the unique characteristics of a fund that invests in ETFs, and the expenses of so doing.

16. Any of the provisions of this Agreement notwithstanding, TST, on behalf of each Investing Fund, represents and warrants to the Trust that it operates, and will continue to operate, in compliance with the 1940 Act, and the Commission's rules and regulations thereunder. TST, on behalf of each Investing Fund, agrees that the Trust is entitled to rely on the representations contained in this Agreement and that the Trust has no independent duty to monitor the Investing Fund's compliance with this Agreement, the Order, the 1940 Act, or the Commission's rules and regulations thereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 1st day of May, 2009.

                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A
                                        ----------------------------------------
                                        NAME OF INVESTING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and
                                               Chief Investment Officer

ACCEPTED:
MARKET VECTORS ETF TRUST


By: /s/ Jonathan R. Simon
    ---------------------------------
Name: Jonathan R. Simon
Title: Vice President

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

                                WISDOMTREE TRUST

                            ACQUIRING FUND AGREEMENT

     This Acquiring Fund Agreement ("Agreement") is made as of this 1st day of May, 2009, by and between WISDOMTREE TRUST (the "Trust"), on behalf of each of its current and future series, other than the WisdomTree India Earnings Fund (each a "Fund"), and Transamerica Series Trust ("TST"), on behalf of its separate series listed on Schedule A, severally and not jointly (each, an "Acquiring Fund").

     WHEREAS, TST and the Trust are registered as open-end management investment companies with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act") and

     WHEREAS, Section 12(d)(1)(A) and (B) of the 1940 Act limits investment by an investment company, as defined in the 1940 Act, and affiliates of such company in any other investment company that is registered under the 1940 Act; and

     WHEREAS, TST desires that each Acquiring Fund, from time to time, be permitted to acquire shares of each Fund ("Shares") in excess of the limits imposed by Section 12(d)(1)(A) and (B); and

     WHEREAS, the Trust has received an order from the SEC (Investment Company Act Release No. 27324, June 12, 2006) (the "Order") exempting each Fund and certain registered investment companies acquiring Shares of each Fund from the limits of Section 12(d)(1)(A) and (B) in accordance with the representations and conditions in the application filed to obtain the Order, File No. 812-13280, dated May 8, 2006 ("Application"); and

     WHEREAS, in reliance on the Order, each Acquiring Fund may acquire Shares in excess of the limits imposed by Section 12(d)(1)(A) and (B).

     NOW, THEREFORE, in consideration of the potential benefits to an Acquiring Fund and the funds arising out of the investment by the Acquiring Funds in the Funds, the parties agree as follows:

1. Representation and Warranties of the Trust.

(a) The Trust has provided to the Acquiring Funds through their investment adviser and/or its designated agent, TST, true copies of (i) the Application,
(ii) the Notice of the Application, Investment Company Act Release No. 27324, dated May 18, 2006; and (iii) the Order. The Trust will provide TST with any amendments to the Order.

(b) The Trust will (i) comply with this Agreement and the terms and conditions of the Order with respect to the Acquiring Fund and (ii) notify the Acquiring Funds if a Fund fails to comply with the terms and conditions of this Agreement or of the Order.

2. Representation and Warranties of the Acquiring Funds.

(a) The Acquiring Funds hereby acknowledge receipt of the Application, Notice of Application and the Order.

(b) Pursuant to Condition 15 of the Order, each Acquiring Fund represents and warrants that their boards of directors or trustees and their investment advisers, or Sponsor and Trustee, as applicable, understand the terms and conditions of the Order, and agree to fulfill their responsibilities under the Order.

(c) Pursuant to Condition 15 of the Order, each Acquiring Fund will promptly notify the Funds in writing at the time of any investment in Shares of a Fund in excess of the 3% limit in section 12(d)(1)(A)(i). Upon such investment, each Acquiring Fund will also transmit to the Fund in writing a list of the names of each Acquiring Fund Affiliate and Underwriting Affiliate. The Acquiring Fund will notify the Fund of any changes to the list of the names as soon as reasonably practicable after a change occurs. Each Acquiring Fund hereby acknowledges and agrees that it may rely upon the Order only to invest in shares of the Funds and will not rely upon the Order to invest in shares of any other investment company.

(d) An Acquiring Fund that exceeds either the (i) 5% limit of Section 12(d)(1)(A)(ii) or (ii) the 10% limit of Section 12(d)(1)(A)(iii), will disclose in "plain English" the fact that it does or may invest in exchange-traded funds such as the Funds, the unique characteristics of a fund that invests in ETFs, and the expenses of so doing.

(e) An Acquiring Fund will promptly notify the Trust in writing of any purchase or acquisition of Shares that causes such

Acquiring Fund to (i) hold 5% or more of a Fund's outstanding voting securities, and (ii) 10% or more of a Fund's outstanding voting securities.

(f) An Acquiring Fund holding 5% or more of the total outstanding voting securities will vote its Shares in proportion to the vote of all other holders of Shares of such Fund.

(g) An Acquiring Fund that purchases Shares directly from the Trust will do so only in compliance with such Acquiring Fund's investment restrictions and only if so doing is consistent with the investment policies set forth in such Acquiring Fund's registration statement under the Securities Act of 1933.

3. Termination; Governing Law.

(a) This Agreement will continue until terminated in writing by either party upon thirty (30) days written notice to the other. Provided, however, that
Section 2(f), shall survive termination of this Agreement.

(b) This Agreement will be governed by Delaware law without regard to choice of law principles.

4. Notices.

All notices, including any information that either party is required to deliver to the other by the Order or by this Agreement shall be in writing and shall be delivered by registered or overnight mail, facsimile or electronic mail to the address for each party set forth below (which may be changed from time to time upon written notice to the other party). All notices, demands or requests so given will be deemed given when actually received as evidenced by written confirmation thereof. Facsimile or email notice shall not be deemed to have been delivered unless followed promptly by written notice delivered by registered or overnight mail.

     If to the Acquiring Fund:

     Transamerica Series Trust
     570 Carillon Parkway
     St. Petersburg, FL 33716
     Attention: Dennis Gallagher
     Fax No.: 727-299-1832
     Phone No.: 727-299-1800

     If to the Trust:

     Legal Department
     WisdomTree Investments, Inc.
     380 Madison Avenue, 21st Floor
     New York, NY 10017
     Fax: 917-267-3851
     Email: legalnotice@wisdomtree.com

5. Miscellaneous.

(a) Assignment. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, representatives, heirs and estate, as applicable. This Agreement shall not assignable. Any purported assignment in violation of the immediately preceding sentence shall be void and of no effect.

(b) Amendment. With the exception of the contact information listed in Section 4, which may be changed from time to time upon notice to the other party, the parties may amend this Agreement only by a written agreement signed by both parties.

(c) Counterparts. This Agreement may be executed in two counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by the party delivering it.

IN WITNESS WHEREOF, the parties have duly executed this Acquiring Fund Agreement as of the date first set forth above.


                                        Transamerica Series Trust, on behalf of
                                        itself or its separate series listed on
                                        Schedule A
                                        ----------------------------------------
                                        NAME OF INVESTING FUND


                                        By: /s/ Christopher A. Staples
                                            ------------------------------------
                                        Name: Christopher A. Staples
                                        Title: Vice President and
                                               Chief Investment Officer

WISDOMTREE TRUST


By: /s/ Jonathan Steinberg
    ---------------------------------
Name: Jonathan Steinberg
Title: President

                                   SCHEDULE A

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP